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                                                     OMB Number:  3235-0570
                                                     Expires: September 30, 2007
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                                                     hours per response.... 19.4
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-9078


                           The Penn Street Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                       83 General Warren Blvd., Suite 200,
                                Malvern, PA  19355
--------------------------------------------------------------------------------
    (Address of principal executive offices)           (Zip code)


                           The Penn Street Fund, Inc.
                        Mr. George Chamberlain, Secretary
                       83 General Warren Blvd., Suite 200
                                Malvern, PA 19355
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 1-866-207-5175

Date of fiscal year end:       10/31/05

Date of reporting period:      10/31/05

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

                                             [LOGO] THE
                                                    PENN STREET
                                                          FUNDS

                                                   [Graphic Omitted]

                                                     ANNUAL REPORT

                                                 Dated October 31, 2005

                                    o Penn Street Sector Rotational Portfolio

                                    o Berkshire Advisors Select Equity Portfolio


The Penn Street Fund, Inc.
83 General Warren Boulevard
Suite 200
Malvern, Pennsylvania 19355
toll free: 866-207-5175

Dear Shareholder,

      The Penn Street Fund's goal is to provide you, our valued shareholders, with the very best investment management through professionally managed mutual funds. Regularly each of The Penn Street Fund's sub-advisors is subjected to rigorous analysis and performance measurement. This disciplined process insures that each manager/sub-advisor is performing consistently with both his/her investment mandate and benchmark.

      During the past fiscal year that ended October 31, 2005, The Penn Street Fund's disciplined process of performance monitoring was clearly tested by the market's narrow trading range. The uncertainty surrounding the presidential election kept the market in check earlier in the fiscal year. As we head into the fourth quarter and/or the 2006 fiscal year, the market is again trading in a narrow range amid the uncertainty centered on the impact of the hurricanes and the rise in energy prices. We believe that the fear of a rapid slowdown in business activity will fade in the coming months as energy prices recede from their hurricane-related peaks and spending on the rebuilding efforts gets underway. As fear and uncertainty fade, we think the market will likely advance creating a favorable environment for our fund managers.

      The stock market as measured by the S&P 500 remains within 2% of a four-year high. Financial markets appear to believe that the storm-related economic damage will be temporary; this sentiment appears more justified as time passes. Further evidence of the market's upward buoyancy is that U.S. household ownership of mutual funds continues its aggressive growth pattern. We note that nearly half of all U.S. households owned mutual funds in 2004, compared with less than 6 percent in 1980. Finally in 2004, an estimated 92 million shareholders owned mutual funds totaling a record $8.6 trillion in fund assets.

      The regulatory efforts spearheaded by the SEC, New York Attorney General Spitzer and Boston Attorney General Galvin have yielded strong dividends regarding the war on "white collar crime." We believe the worst of the mutual fund scandals is behind us and that there is an air of greater integrity in our markets. At The Penn Street Fund we remain committed to preserve, protect and reinforce the trust of our shareholders. It is this bond of trust that affords our shareholders the confidence to rely on our mutual funds for access to professional investment management.

      As always, we encourage our existing and prospective shareholders to continually reassess their investment goals and develop a coherent investment plan. We believe that long-term diversification of investment style, methodology (i.e. quantitative vs. traditional) and asset class size can be a prudent course to lowering risk in a comprehensive portfolio. Our fundamental belief is that the United States of America will remain a dominant economic power thereby affording investors the ability to participate in the growth of the U.S. economy through appropriate mutual funds.

      We thank you for the faith and confidence you have shown in The Penn Street Fund and look forward to a prosperous and healthy year for you and your families.

                                                Sincerely,

                                                /s/ John G. Roman

                                                John G. Roman
                                                President

PENN STREET SECTOR ROTATIONAL PORTFOLIO
CUMULATIVE PERFORMANCE
For the Period from August 30, 2000 to October 31, 2005
--------------------------------------------------------------------------------

      US stock markets managed strong gains over the past 12 months, despite facing many challenging factors in the economy and the tumultuous events, such as the hurricanes, taking place over the period. Energy sector stocks, led the charge to the upside. Basic Material stocks began with a strong showing only to fall precipitously in the spring and then rebound late summer into the fall. Consumer Staples, impacted by a slowdown in consumer spending over the summer, as well as higher energy and raw material costs, had a difficult time in the last half of the fiscal year.

Portfolio Commentary

      During past 12 months, large capitalization core portfolio performance was aided by companies in the Energy, Information Technology and Industrials sectors. With the exception of Information Technology, the portfolio had taken an overweight position relative to the Russell 1000 in these areas. Our quant model displayed great upside potential in the Energy sector due to earnings growth, earnings revisions, as well as reliability of continued earnings growth.

      Strong individual contributors included:

      Valero Energy shares have out-performed for the year, due to continued positive earnings surprises, superior earnings revisions and a positive 9-month price trend. We continue to hold Valero due to its strong absolute and relative P/E and a continued positive slope in its earnings as well as its price regression.

      Apple Computer has performed extraordinarily well as its i-Pod continues to dominate the marketplace. From a quant perspective, Apple was driven by the continued upward revisions in its earnings as well as its raw quarter over quarter earnings momentum. We will continue to hold Apple until we see a reversal in its earnings guidance and/or significant change in its technical momentum.

      Timken Co shares benefited during the past quarter from the continued strength of its earnings and its 3rd straight positive earnings surprise as well as another positive earnings revision. Timken remains a good value with a respectable P/E and comfortable Price to Book.

      Weak performers included:

      American Eagle Outfitters had a difficult quarter due to the summer slowdown as well as the projected drop in consumer spending. We have witnessed a negative reversal in its price trend, as well as downward revisions in its earnings projections. Although AEOS did beat its earnings estimate, it did so by only a penny, a significant drop from the prior quarter.

      Boyd Gaming Corp shares were under pressure during the past quarter as the growth of its earnings took a downward trend as compared to last quarter. From a momentum point of view, its 9 month price trend, as well as its 3 month price trend has become negative and a reversal is not supported by its P/E or its P/B.

Economic Commentary

      The fiscal year began with further signs of a strengthening of the US economy. Corporate earnings continued to improve with the vast majority of companies reporting positive earnings quarter over quarter. This was in the face of record energy prices. Inflation, although a concern, had remained moderate throughout the year. Good news on job creation and moderate wage growth returned bullish sentiment to stock markets through July and early August. However, Wal-Mart's announcement that high energy prices were squeezing consumers and reducing retail sales sent stock diving. The burgeoning hedge fund industry was dealt a blow by the collapse of Bayou Management LLC and the guilty pleas of its founder to fraud charges. Hurricane Katrina devastated New Orleans and other Gulf Coast cities in Louisiana, Alabama and Mississippi. Hurricane Rita battered coastal cities in southwestern Louisiana and east Texas soon after. Pre-emptive shutdowns of Gulf-based oil drilling platforms and petrochemical refineries pushed crude oil prices to new highs, touching levels about $69 before settling to quarter-end $66.24 a barrel. The struggles of the US airline industry claimed two more casualties, as Delta Air Lines and Northwest Airlines both filed for Chapter 11 bankruptcy protection on September 14th.

      Consumer inflation surged in the face of these pressures. The consumer felt it at the pump with the price of a gallon of gas topping $3. The Federal Reserve, continuing its efforts to prevent unfettered economic expansion and uncontrollable inflation, raised the Fed Funds overnight rate in two 25-basis point increases to 3.75%. Global stock markets benefited from economic improvement and, in oil producing regions, higher fuel prices, while bond markets as a whole drifted lower. The US dollar's strength relative to other world currencies, yielded diminished returns for dollar-based investors.

Market Commentary

      The overall market has provided no clear direction for most of the year. Since late May, major market indices have been contained in a trading range of +/- 5%. The uncertainties mentioned above have played a major role in this lack of direction. Investors are looking for the emergence of a catalyst to entice them back into the market. What is somewhat surprising is that this is occurring despite continued growth in corporate profits. The companies within the S&P 500 index, for example, are expected to report a more than 17.8% rise in third-quarter earnings over the year's earlier period. This would extend the corporate sector's streak of double-digit percentage gains to 14 quarters. It would also represent a re-acceleration in the pace of growth, after two quarters of slowdown. It is important to note that the energy sector accounts for a significant percentage of this increase. However, even after stripping out energy, the results are still attractive. If productivity gains continue and the Federal Reserve stops raising rates, there is a reasonable likelihood that this trend of improving earnings will remain and along with it, improving stock markets.

The Fund's Direction

      We remain optimistic about the prospects of continued economic growth and the continued strong earnings growth of US based companies. There remains the risk that higher energy prices could have a negative impact on the economy. We have positioned the portfolio to be sensitive to the prospects of continued growth in the economy and in corporate earnings, while keeping an eye on the effects of higher energy costs.

      We remain overweighted in the energy sector and in the transportation and utility sectors. During the next 12 months our models are indicating that we should decrease our weight in the energy sector. We will do this on strength at the individual stock level. Our largest sector weight is in the financial sector, although this is a neutral position relative to the Russell 1000. We are also seeing an increase in the number of stocks rated by our model as a "buy" in the technology sector.

PENN STREET SECTOR ROTATIONAL PORTFOLIO
CUMULATIVE PERFORMANCE
For the Period from August 30, 2000 to October 31, 2005
--------------------------------------------------------------------------------

[The following table was represented as a bar chart in the printed material.]

             Date         Class A             Class C             Benchmark
             ----         -------             -------             ---------
            08/30/00       10,000                                  10,000
            10/31/00       10,208                                   9,521
            01/31/01       10,150                                   9,043
            04/30/01       10,217                                   8,270
            07/31/01       10,025                                   8,027
            10/31/01        8,892                                   7,042
            01/31/02        9,442                                   7,568
            04/30/02       10,150                                   7,279
            07/31/02        9,075                                   6,188
            10/31/02        8,658                                   6,014
            01/31/03        8,267                                   5,860
            04/30/03        9,042                                   6,299
            07/31/03        9,992                                   6,880
            10/31/03       10,925                                   7,356
            01/31/04       11,692                                   7,949
            03/01/04                           10,000               7,949
            04/30/04       11,700               9,611               7,805
            07/31/04       11,883               9,781               7,777
            10/31/04       12,583              10,328               8,042
            01/31/05       13,776              11,334               8,471
            04/30/05       13,396              11,050               8,367
            07/31/05       14,823              12,241               9,037
            10/31/05       14,512              11,901               8,884

                                                        Average Annualized Total Returns at October 31, 2005
                                    -----------------------------------------------------------------------------------------------
                                               1 Year                          5 Year                        Since Inception
                                    ---------------------------     ----------------------------      -----------------------------
                                            with        without             with         without              with         without
                                    sales charge   sales charge     sales charge    sales charge      sales charge     sales charge

Class A (inception date 08/30/2000)        8.98%         15.33%            6.08%           7.29%             6.30           7.47%
Class C (inception date 03/01/2004)       14.31%         15.31%             n/a             n/a             10.99%         10.99%
Russell 1000 Index**                        n/a           2.23%             n/a          (1.38)%              n/a         (2.26)%

----------
(a) The performance data noted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their orginal cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end standardized performance, please call toll-free (866) 207-5175.

(b) Effective February 27, 2004, the Class A shares began charging a front-end sales charge of 5.50%.

(c) The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions.

(d) Class C shares are subject to a contingent deferred sales charge of 1.00% if redeemed within 13 months after purchase.

** The Russell 1000 Index is a widely recognized, unmanaged index of the 1000 largest companies in the United States.

BERKSHIRE ADVISORS SELECT EQUITY PORTFIOLO
CUMULATIVE PERFORMANCE
For the Period from April 2, 2003 to October 31, 2005
--------------------------------------------------------------------------------

      The Select Equity Portfolio seeks to achieve total return by investing in Large Cap, dividend-paying companies with market capitalization greater than $6 Billion in assets that provide attractive valuations. The Select Equity Portfolio quantitative value discipline produced a total return for the year ending October 31, 2005 of 13.4% while the S&P 500 returned 8.72%. This significant out-performance of the S&P benchmark can be attributed to our disciplined quantitative and fundamental investment philosophy.

      Outperforming sectors that the portfolio over-weighted were Energy, Consumer Cyclicals, and Basic Materials. A few specific companies that out-performed were Valero Energy, Conoco Phillips, Apache, DR Horton, KB Home and Phelps Dodge.

      Under-performing sectors that the portfolio under-weighted were Pharmaceuticals and Technologies. Specific companies eliminated by the fund were Pfizer, Merck, Eli Lilly, Microsoft.

      The past year's economy experienced moderate growth with corporate earnings continuing to post positive profits in the face of rising interest rates, higher real estate and energy prices. In an effort to minimize the potential inflation risk danger, the Federal Reserve Chairman Alan Greenspan continues to signal a measured pace of interest rate hikes in an effort to moderate those inflationary pressures that could potentially stagnate economic growth. We believe this measured pace of interest rate increases will eventually plateau during 2006. This will provide for continued economic expansion as well as investment opportunities in the Large Cap, dividend-paying stock arena. Berkshire Advisors will continue to manage the Select Equity Portfolio in a manner consistent with its charter in an effort to achieve a highly respectable total return for the benefit of its shareholders.

      Thank you for your continued confidence entrusted in Berkshire Advisors as we look forward to serving the Portfolio in the up and coming year.

                                        Sincere regards,

                                        Jay R. Kemmerer
                                        Portfolio Manager

BERKSHIRE ADVISORS SELECT EQUITY PORTFIOLO
CUMULATIVE PERFORMANCE
For the Period from April 2, 2003 to October 31, 2005
--------------------------------------------------------------------------------

[The following table was represented as a bar chart in the printed material.]

          Date               Class A           Class C           Benchmark
         --------            -------           -------           ---------
         04/02/03           $10,000                              $10,000
         04/30/03            10,080                               10,694
         07/31/03            10,220                               11,602
         10/31/03            10,530                               12,364
         01/31/04            11,300                               13,368
         03/01/04                              $10,000            13,350
         04/30/04            11,129              9,668            13,140
         07/31/04            11,008              9,536            13,130
         10/31/04            11,109              9,598            13,529
         01/31/05            11,756             10,137            14,201
         04/30/05            11,512              9,906            13,973
         07/31/05            12,920             11,100            14,975
         10/31/05            12,598             10,801            14,709

                                           Average Annualized Total Returns at October 31, 2005
                                       ------------------------------------------------------------
                                                  1 Year                      Since Inception
                                       ---------------------------     ----------------------------
                                               with        without             with         without
                                       sales charge   sales charge     sales charge    sales charge
Class A (inception date 04/02/2003)          7.20%          13.41%            9.36%          7.00%
Class C (inception date 03/01/2004)         11.54%          12.54%            4.73%          4.73%
S&P 500**                                     n/a            8.72%             n/a          16.09%

(a) The performance data noted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their orginal cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end standardized performance, please call toll-free (866) 207-5175.

(b) Effective February 27, 2004, the Class A shares began charging a front-end sales charge of 5.50%.

(c) The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions.

(d) Class C shares are subject to a contingent deferred sales charge of 1.00% if redeemed within 13 months after purchase.

** The S&P 500 Index is a widely recognized, unmanaged index of the 500 largest capitalization companies in the United States.

PORTFOLIO HOLDINGS (unaudited)

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with such requirement.

--------------------------------------------------------------------------------
PENN STREET SECTOR ROTATIONAL PORTFOLIO                         October 31, 2005

                                Top Ten Holdings
                                (% of Net Assets)

Chubb Corp.                                                                2.55%
Prudential Financial, Inc.                                                 2.49%
Reliance Steel & Aluminum Co.                                              2.39%
Aflac, Inc.                                                                2.30%
Valero Energy Corp.                                                        2.30%
Burlington Northern Santa Fe Corp.                                         2.29%
Norfolk Southern Corp.                                                     2.22%
Lehman Brothers Holdings Inc.                                              2.15%
Black & Decker Corp.                                                       2.11%
Harris Corp.                                                               2.00%
                                                                         ------
                                                                          22.80%
                                                                         ======

                                Asset Allocation
                                (% of Net Assets)

Financial                                                                 21.86%
Consumer, Cyclical                                                        16.19%
Energy                                                                    13.97%
Industrial                                                                12.90%
Healthcare                                                                 8.66%
Technology                                                                 7.05%
Basic Materials                                                            5.83%
Utilities                                                                  3.88%
Consumer, Non-cyclical                                                     3.48%
Communications                                                             2.99%
Other Assets less Liabilities, Net                                         3.19%
                                                                         ------
                                                                         100.00%
                                                                         ======
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO                      October 31, 2005

                                Top Ten Holdings
                                (% of Net Assets)

Standard & Poor's Depository Receipts Trust                                2.91%
Bear Stearns Companies, Inc.                                               2.73%
Diamonds Trust                                                             2.68%
CSX Corp.                                                                  2.66%
Eaton Corp.                                                                2.66%
Home Depot, Inc.                                                           2.65%
JC Penney Company, Inc.                                                    2.65%
Norfolk Southern Corp.                                                     2.60%
Southern Copper Corp.                                                      2.49%
Goldman Sachs Group, Inc.                                                  2.45%
                                                                         ------
                                                                          26.48%
                                                                         ======

                                Asset Allocation
                                (% of Net Assets)

Financial                                                                 22.93%
Energy                                                                    22.28%
Industrial                                                                13.65%
Consumer, Cyclical                                                        10.04%
Basic Materials                                                            7.40%
Technology                                                                 5.31%
Utilities                                                                  5.24%
Communications                                                             3.37%
Equity Funds                                                               2.91%
Other Assets less Liabilities, Net                                         6.87%
                                                                         ------
                                                                         100.00%
                                                                         ======
--------------------------------------------------------------------------------

THE PENN STREET FUNDS, INC.
About Your Portfolio's Expenses (Unaudited)
--------------------------------------------------------------------------------

Expenses

As a shareholder of the Penn Street Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs," (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2005, through October 31, 2005.

Actual Expenses

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

THE PENN STREET FUNDS, INC.
About Your Portfolio's Expenses (Unaudited)
--------------------------------------------------------------------------------

                                                           Penn Street Sector Rotational Portfolio
                                                  ---------------------------------------------------------------
                                                                                                Expenses Paid
                                                                                                During Period*
                                                    Beginning                Ending              May 1, 2005
                                                  Account Value           Account Value            Through
                                                   May 1, 2005          October 31, 2005       October 31, 2005
                                                  ---------------------------------------------------------------
Actual - Class A                                    $1,000.00               $1,083.30               $ 9.19
Hypothetical - Class A
        (5% return before expenses)                  1,000.00                1,016.38                 8.89
Actual - Class C                                     1,000.00                1,077.00                13.09
Hypothetical - Class C
        (5% return before expenses)                  1,000.00                1,012.60                12.68

-----------------
* Expenses are equal to the Fund's annualized expense ratio of 1.75% for Class A and 2.50% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 8.33% for Class A and 7.70% for Class C for the six-month period of May 1, 2005, to October 31, 2005.

                                                            Berkshire Advisors Select Equity Portfolio
                                                  ---------------------------------------------------------------
                                                                                                 Expenses Paid
                                                                                                 During Period*
                                                    Beginning                Ending               May 1, 2005
                                                  Account Value           Account Value             Through
                                                   May 1, 2005          October 31, 2005        October 31, 2005
                                                  ---------------------------------------------------------------
Actual - Class A                                    $1,000.00               $1,094.30                $10.56
Hypothetical - Class A
        (5% return before expenses)                  1,000.00                1,015.12                 10.16
Actual - Class C                                     1,000.00                1,090.40                 14.49
Hypothetical - Class C
        (5% return before expenses)                  1,000.00                1,011.34                 13.94

----------------
* Expenses are equal to the Fund's annualized expense ratio of 2.00% for Class A and 2.75% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 9.43% for Class A and 9.04% for Class C for the six-month period of May 1, 2005, to October 31, 2005.

PENN STREET SECTOR ROTATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2005                                      The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                     Shares            Value
                                                     ------            -----
COMMON STOCKS--96.81%

     Aerospace & Defense--3.46%
         L-3 Communications Holdings, Inc.            2,350         $   182,877
         Rockwell Collins, Inc.                       4,400             201,608
                                                                    -----------
                                                                        384,485
                                                                    -----------
     Apparel--4.39%
         Coach, Inc. (a)                              4,065             130,812
         Nike, Inc. (Class B)                         1,900             159,695
         Nordstrom, Inc.                              5,690             197,158
                                                                    -----------
                                                                        487,665
                                                                    -----------
     Auto Manufacturers--1.83%
         Paccar, Inc.                                 2,900             203,058
                                                                    -----------
     Banks--3.15%
         Wachovia Corp.                               3,600             181,872
         Wells Fargo & Co.                            2,800             168,560
                                                                    -----------
                                                                        350,432
                                                                    -----------
     Biotechnology--1.84%
         Amgen, Inc. (a)                              2,700             204,552
                                                                    -----------
     Chemicals--1.33%
         Agrium, Inc.                                 7,000             148,470
                                                                    -----------
     Computers--3.56%
         Apple Computer, Inc. (a)                     1,700              97,903
         Dell, Inc. (a)                               3,100              98,828
         Hewlett-Packard Co.                          7,100             199,084
                                                                    -----------
                                                                        395,815
                                                                    -----------
     Electronics--0.99%
         W.W. Grainger, Inc.                          1,650             110,517
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

PENN STREET SECTOR ROTATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS (cont.)
October 31, 2005                                      The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                     Shares             Value
                                                     ------             -----
     Financial Services--9.57%
         American Express Co.                         3,900         $   194,103
         Bear Stearns Companies, Inc.                 1,900             201,020
         CIT Group, Inc.                              4,700             214,931
         Goldman Sachs Group, Inc.                    1,700             214,829
         Lehman Brothers Holdings, Inc.               2,000             239,340
                                                                    -----------
                                                                      1,064,223
                                                                    -----------
     Food--0.97%
         Hershey Foods Corp.                          1,900             107,977
                                                                    -----------
     Hand & Machine Tools--2.10%
         Black & Decker Corp.                         2,850             234,070
                                                                    -----------
     Healthcare-Products--1.51%
         C. R. Bard, Inc.                             2,700             168,426
                                                                    -----------
     Healthcare-Services--4.50%
         Coventry Health Care, Inc. (a)               1,450              78,286
         Unitedhealth Group, Inc.                     3,800             219,982
         WellPoint, Inc. (a)                          2,700             201,636
                                                                    -----------
                                                                        499,904
                                                                    -----------
     Home Builders--3.41%
         D.R. Horton, Inc.                            6,600             202,554
         KB Home                                      2,700             176,445
                                                                    -----------
                                                                        378,999
                                                                    -----------
     Insurance--7.34%
         Aflac, Inc.                                  5,350             255,623
         Chubb Corp.                                  3,050             283,558
         Prudential Financial, Inc.                   3,800             276,602
                                                                    -----------
                                                                        815,783
                                                                    -----------
     Iron & Steel Production--2.38%
         Reliance Steel And Aluminum Co.              4,650             265,143
                                                                    -----------
     Lodging--1.04%
         Boyd Gaming Corp.                            2,800             115,500
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

PENN STREET SECTOR ROTATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS (cont.)
October 31, 2005                                      The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                     Shares            Value
                                                     ------            -----
     Machinery--Construction & Mining--0.95%
         Caterpillar, Inc.                            2,000         $   105,180
                                                                    -----------
     Machinery--Diversified--1.88%
         Cummins, Inc.                                2,450             209,157
                                                                    -----------
     Metal Fabricate/Hardware--1.52%
         Timken Co.                                   5,950             168,742
                                                                    -----------
     Mining--0.60%
         Phelps Dodge Corp.                             550              66,259
                                                                    -----------
     Oil & Gas--17.85%
         Anadarko Petroleum Corp.                     2,245             203,644
         Apache Corp.                                 2,540             162,128
         Chevron Corp.                                2,235             127,552
         ConocoPhillips                               3,050             199,409
         Energen Corp.                                5,700             214,320
         Exxon Mobil Corp.                            2,950             165,613
         Kerr-McGee Corp.                             2,400             204,096
         National Fuel Gas Co.                        3,800             114,532
         Occidental Petroleum Corp.                   1,525             120,292
         Sempra Energy                                4,900             217,070
         Valero Energy Corp.                          2,425             255,207
                                                                    -----------
                                                                      1,983,863
                                                                    -----------
     Pharmaceuticals--2.32%
         Barr Pharmaceuticals, Inc. (a)               2,000             114,900
         Express Scripts, Inc. (a)                    1,900             143,279
                                                                    -----------
                                                                        258,179
                                                                    -----------
     Retail--5.53%
         Home Depot, Inc.                             2,300              94,392
         JC Penney Company, Inc.                      1,800              92,160
         Mens Wearhouse, Inc. (a)                     5,450             134,615
         Sherwin-Williams Co.                         4,500             191,475
         Yum Brands, Inc.                             2,000             101,740
                                                                    -----------
                                                                        614,382
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

PENN STREET SECTOR ROTATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS (cont.)
October 31, 2005                                      The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                      Shares           Value
                                                      ------           -----
     Savings & Loans--1.80%
         Golden West Financial Corp.                   3,400        $   199,682
                                                                    -----------
     Semiconductors--3.49%
         Marvell Technology Group Ltd. (a)             4,600            213,486
         Texas Instruments, Inc.                       6,100            174,155
                                                                    -----------
                                                                        387,641
                                                                    -----------
     Telecommunications--2.99%
         Corning, Inc. (a)                             5,500            110,495
         Harris Corp.                                  5,400            221,940
                                                                    -----------
                                                                        332,435
                                                                    -----------
     Transportation--4.51%
         Burlington Northern Santa Fe Corp.            4,100            254,446
         Norfolk Southern Corp.                        6,150            247,230
                                                                    -----------
                                                                        501,676
                                                                    -----------

     Total Common Stocks (Cost $9,306,220)                          $10,762,215
                                                                    -----------
SHORT-TERM INVESTMENTS--3.10%
     Money Market Funds--3.10%
       Harleysville National Bank Money Market Fund  344,378            344,378
                                                                    -----------
     Total Short-Term Investments (Cost $344,378)                       344,378
                                                                    -----------
Total Investments (Cost $9,650,598)--99.91%                          11,106,593
                                                                    -----------
Other Assets in Excess of Liabilities, Net 0.09%                         10,168
                                                                    -----------
Total Net Assets--100.00%                                           $11,116,761
                                                                    ===========

--------------
(a) Non-income producing security

    The accompanying notes are an integral part of the financial statements.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2005                                      The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                     Shares             Value
                                                     ------             -----
COMMON STOCKS--90.21%

     Banks--4.49%
         Bank of America Corp.                          500          $   21,870
         Comerica, Inc.                                 300              17,334
         Keycorp                                        300               9,672
         US Bancorp                                     700              20,706
                                                                     ----------
                                                                         69,582
                                                                     ----------
     Diversified Financial Services--1.05%
         Morgan Stanley                                 300              16,323
                                                                     ----------
     Diversified Utilities--1.29%
         Cinergy Corp.                                  500              19,950
                                                                     ----------
     Electric Utilities--1.95%
         DTE Energy Co.                                 700              30,240
                                                                     ----------
     Electrical Components & Equipment--1.87%
         Seagate Technology                           2,000              28,980
                                                                     ----------
     Financial Services--8.75%
         Bear Stearns Companies, Inc.                   400              42,320
         Goldman Sachs Group, Inc.                      300              37,911
         Lehman Brothers Holdings, Inc.                 300              35,901
         Merrill Lynch & Co., Inc.                      300              19,422
                                                                     ----------
                                                                        135,554
                                                                     ----------
     Hand & Machine Tools--1.06%
         Black & Decker Corp.                           200              16,426
                                                                     ----------
     Home Builders--4.74%
         Centex Corp.                                   300              19,305
         D.R. Horton, Inc.                              600              18,414
         KB Home                                        200              13,070
         Pulte Homes, Inc.                              600              22,674
                                                                     ----------
                                                                         73,463
                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (cont.)
October 31, 2005                                      The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                      Shares            Value
                                                      ------            -----
   Insurance--8.63%
       The Hartford Financial Services Group, Inc.       400         $   31,900
       Lincoln National Corp.                            600             30,366
       MBIA, Inc.                                        300             17,472
       Metlife, Inc.                                     500             24,705
       Prudential Financial, Inc.                        400             29,116
                                                                     ----------
                                                                        133,559
                                                                     ----------
   Iron & Steel Production--1.93%
       Nucor Corp.                                       500             29,925
                                                                     ----------
   Machinery--Construction & Mining--1.36%
       Caterpillar, Inc.                                 400             21,036
                                                                     ----------
   Mining--5.47%
       Freeport-McMoRan Copper & Gold, Inc. (Class B)    200              9,884
       Phelps Dodge Corp.                                300             36,141
       Southern Copper Corp.                             700             38,598
                                                                     ----------
                                                                         84,623
                                                                     ----------
   Miscellaneous Manufacturing--4.37%
       Eaton Corp.                                       700             41,181
       Ingersoll-Rand Co. (Class A)                      700             26,453
                                                                     ----------
                                                                         67,634
                                                                     ----------
   Oil & Gas--21.79%
       Amerada Hess Corp.                                200             25,020
       Anadarko Petroleum Corp.                          300             27,213
       Apache Corp.                                      400             25,532
       Burlington Resources, Inc.                        300             21,666
       Chevron Corp.                                     500             28,535
       ConocoPhillips                                    500             32,690
       Devon Energy Corp.                                400             24,152
       Kerr-McGee Corp.                                  300             25,512
       Marathon Oil Corp.                                500             30,080
       Murphy Oil Corp.                                  400             18,740

    The accompanying notes are an integral part of the financial statements.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (cont.)
October 31, 2005                                      The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                     Shares             Value
                                                     ------             -----
     Oil & Gas (Cont.)
         Occidental Petroleum Corp.                     200          $   15,776
         Sempra Energy                                  700              31,010
         Valero Energy Corp.                            300              31,572
                                                                     ----------
                                                                        337,498
                                                                     ----------
     Oil & Gas Services--2.49%
         BJ Services Co.                                600              20,850
         Halliburton Co.                                300              17,730
                                                                     ----------
                                                                         38,580
                                                                     ----------
     Retail--5.30%
         Home Depot, Inc.                             1,000              41,040
         JC Penney Company, Inc.                        800              40,960
                                                                     ----------
                                                                         82,000
                                                                     ----------
     Semiconductors--1.90%
         Intel Corp.                                    400               9,400
         Texas Instruments, Inc.                        700              19,985
                                                                     ----------
                                                                         29,385
                                                                     ----------
     Telecommunications--4.91%
         Motorola, Inc.                               1,300              28,808
         SBC Communications, Inc.                     1,000              23,850
         Sprint Nextel Corp.                          1,000              23,310
                                                                     ----------
                                                                         75,968
                                                                     ----------
     Transportation--6.86%
         Burlington Northern Santa Fe Corp.             400              24,824
         CSX Corp.                                      900              41,229
         Norfolk Southern Corp.                       1,000              40,200
                                                                     ----------
                                                                        106,253
                                                                     ----------

     Total Common Stocks (Cost $1,351,369)                            1,396,979
                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (cont.)
October 31, 2005                                      The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                           Shares        Value
INVESTMENT COMPANIES--5.60%

     Equity Fund--5.60%
         Diamonds Trust                                       400    $   41,572
          Standard and Poor's Depository Receipts Trust       375        45,093
                                                                     ----------
     Total Investment Companies (Cost $86,426)                           86,665
                                                                     ----------

SHORT-TERM INVESTMENTS--6.77%

     Money Market Funds--6.77%
           Harleysville National Bank Money Market Fund   104,904       104,904
                                                                     ----------
     Total Short-Term Investments (Cost $104,904)                       104,904
                                                                     ----------
Total Investments (Cost $1,542,699)--102.58%                          1,588,548
                                                                     ----------
Liabilities in Excess of Other Assets, Net (2.58)%                      (39,977)
                                                                     ----------
Total Net Assets--100.00%                                            $1,548,571
                                                                     ==========

----------------
(a) Non-Income producing security

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2005
--------------------------------------------------------------------------------

                                                            Penn Street Sector       Berkshire Advisors
                                                           Rotational Portfolio   Select Equity Portfolio
                                                           --------------------   -----------------------
Assets:
   Investments, at Cost                                       $   9,650,598            $   1,542,699
   Investments in securities, at value                           11,106,593                1,588,548
   Cash                                                               1,256                   10,185
   Receivables:
      Capital shares sold                                             5,000                    2,000
      Interest and dividends                                          4,767                    1,397
      Investments sold                                                   --                   87,957
      Due from Advisor                                                5,473                    8,434
      Prepaid expenses                                               21,119                      560
                                                              -------------            -------------
   Total Assets                                                  11,144,208                1,699,081
                                                              -------------            -------------

Liabilities:
   Payable for:
      Securities purchased                                               --                  138,370
      Administrator fees (Accounting, Distribution,
         Transfer Agent)                                              3,632                      493
      Distribution fees--Class A                                      2,261                      308
      Distribution fees--Class C                                         31                        1
      Directors' Fees                                                   910                      110
      Accrued Expenses                                               20,613                   11,228
                                                              -------------            -------------
   Total Liabilities                                                 27,447                  150,510
                                                              -------------            -------------
Net Assets:                                                   $  11,116,761            $   1,548,571
                                                              =============            =============

Net assets consist of:
   Common stock, $0.01 par value (1,000,000,000
      shares authorized)                                      $       6,629            $       1,362
   Paid-in capital                                                8,909,310                1,429,785
   Undistributed net investment income                                   --                      471
   Accumulated net realized gain on investments                     744,827                   71,104
   Net unrealized appreciation on investments                     1,455,995                   45,849
                                                              -------------            -------------
                                                              $  11,116,761            $   1,548,571
                                                              =============            =============

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2005
--------------------------------------------------------------------------------

                                                           Penn Street Sector      Berkshire Advisors
                                                          Rotational Portfolio   Select Equity Portfolio
                                                          --------------------   -----------------------
CLASS A SHARES:
   Net assets                                                 $  11,077,922            $   1,547,491
                                                              -------------            -------------
   Shares of beneficial interest issued and
      outstanding                                                   660,614                  136,094
                                                              -------------            -------------
   Net asset value and redemption price per share
      ($11,077,922 / 660,614 shares, $1,547,491 /
      136,094 shares respectively)                            $       16.77            $       11.37
                                                              =============            =============
   Maximum offering price per share(1)
      ($16.77 / 0.945, $11.37 / 0.945, respectively)          $       17.75            $       12.03
                                                              =============            =============

CLASS C SHARES:
   Net assets                                                 $      38,839            $       1,080
                                                              -------------            -------------
   Shares of beneficial interest issued and
      outstanding                                                     2,314                       96
                                                              -------------            -------------
   Net asset value, offering and redemption(2)
      price per share(3) ($38,839 / 2,314 shares,
      $1,080 / 96 shares, respectively)                       $       16.78            $       11.22
                                                              =============            =============

---------------
(1) Net asset value plus a sales charge of 5.50% of the offering price.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Net asset value calculation based on unrounded net assets and shares.

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2005
--------------------------------------------------------------------------------

                                                           Penn Street Sector         Berkshire Advisors
                                                          Rotational Portfolio      Select Equity Portfolio
                                                          --------------------      -----------------------

Investment Income:
   Interest                                                   $       9,859            $       1,733
   Dividends                                                        110,025                   26,078(1)
                                                              -------------            -------------
      Total Income                                                  119,884                   27,811
                                                              -------------            -------------
Expenses:
   Advisory fees                                                     22,042                   11,639
   Sub-Advisor fees                                                  66,128                       --
   Administrator fees (Accounting,
      Distribution, Transfer Agent)                                  35,269                    4,716
   Custody fees                                                       6,397                      732
   Distribution fees -- Class A                                      22,022                    2,945
   Distribution fees -- Class C                                          80                       11
   Professional fees                                                 26,254                   11,265
   Director's fees                                                   14,107                    2,028
   Insurance                                                         11,203                    1,614
   Printing                                                          13,476                    1,795
   Officer's Compensation                                             9,008                    1,240
   Other operating expenses                                          22,338                    4,849
                                                              -------------            -------------
      Total expenses before waivers and
         reimbursements                                             248,324                   42,834
      Less: waivers and reimbursements                              (94,030)                 (19,245)
                                                              -------------            -------------
      Total expenses after waivers and
        reimbursements                                              154,294                   23,589
                                                              -------------            -------------
Net Investment Income/(Loss)                                        (34,410)                   4,222
                                                              -------------            -------------
REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS
   Net realized gain on investments                                 779,237                   71,697
   Net change in unrealized appreciation
      on investments                                                417,886                   67,403
                                                              -------------            -------------
   Net realized and unrealized gain on investments                1,197,123                  139,100
                                                              -------------            -------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                  $   1,162,713            $     143,322
                                                              =============            =============

--------
(1) Net of foreign taxes of $43.

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended October 31, 2005 and 2004
--------------------------------------------------------------------------------

                                                                  Penn Street Sector Rotational Portfolio
                                                                  ---------------------------------------

                                                                     For the                  For the
                                                                    Year Ended               Year Ended
                                                                 October 31, 2005         October 31, 2004
                                                                 ----------------         ----------------
INCREASE IN NET ASSETS
Operations:
   Net investment loss                                            $     (34,410)           $     (31,821)
   Net realized gain on investments                                     779,237                  631,058
   Net increase in unrealized appreciation
      on investments                                                    417,886                  226,457
                                                                  -------------            -------------
      Net increase in net assets resulting
         from operations                                              1,162,713                  825,694
                                                                  -------------            -------------
Dividends and distributions to shareholders from:
   Net investment income -- Class A (Note 6)                                 --                       --
   Net investment income -- Class C (Note 6)                                 --                       --
   Net realized capital gain -- Class A (Note 6)                       (267,270)                      --
   Net realized capital gain -- Class C (Note 6)                             (4)                      --
                                                                  -------------            -------------
      Total dividends and distributions to shareholders                (267,274)                      --
                                                                  -------------            -------------
Capital share transactions:
   Increase in net assets derived from capital
      share transactions (Note 7)                                     3,510,540                1,439,216
                                                                  -------------            -------------
Total increase in net assets                                          4,405,979                2,264,910

NET ASSETS
   Beginning of year                                                  6,710,782                4,445,872
                                                                  -------------            -------------
   End of year                                                    $  11,116,761            $   6,710,782
                                                                  =============            =============
   Undistributed net investment income                            $          --            $          --
                                                                  =============            =============

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
For the Years Ended October 31, 2005 and 2004
--------------------------------------------------------------------------------

                                                                   Berkshire Advisors Select Equity Portfolio
                                                                   ------------------------------------------

                                                                         For the                 For the
                                                                        Year Ended              Year Ended
                                                                     October 31, 2005        October 31, 2004
                                                                     ----------------        ----------------
INCREASE IN NET ASSETS
Operations:
   Net investment income                                             $       4,222            $       5,385
   Net realized gain on investments                                         71,697                   92,195
   Net increase in unrealized appreciation/(depreciation)
      on investments                                                        67,403                  (51,743)
                                                                     -------------            -------------
      Net increase in net assets resulting
         from operations                                                   143,322                   45,837
                                                                     -------------            -------------
Dividends and distributions to shareholders from:
   Net investment income -- Class A (Note 6)                                (8,528)                    (601)
   Net investment income -- Class C (Note 6)                                    (7)                      --
   Net realized capital gain -- Class A (Note 6)                           (92,082)                  (5,166)
   Net realized capital gain -- Class C (Note 6)                               (88)                      --
                                                                     -------------            -------------
          Total dividends and distributions to shareholders               (100,705)                  (5,767)
                                                                     -------------            -------------
Capital share transactions:
   Increase in net assets derived from capital
      share transactions (Note 7)                                          505,756                  166,486
                                                                     -------------            -------------
Total increase in net assets                                               548,373                  206,556

NET ASSETS
   Beginning of year                                                     1,000,198                  793,642
                                                                     -------------            -------------
   End of year                                                       $   1,548,571            $   1,000,198
                                                                     =============            =============
   Undistributed net investment income                               $         471            $       4,784
                                                                     =============            =============

The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year
--------------------------------------------------------------------------------

                                                                 Penn Street Sector Rotational Portfolio-Class A
                                               ------------------------------------------------------------------------------

                                               Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                               10/31/2005       10/31/2004       10/31/2003       10/31/2002       10/31/2001
                                               ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Year             $    15.10       $    13.11       $    10.39       $    10.67       $    12.25
                                               ----------       ----------       ----------       ----------       ----------

Income from investment operations
   Net investment loss                              (0.06)           (0.08)           (0.10)           (0.09)           (0.04)
   Net realized and unrealized gain/(loss)
     on investments                                  2.34             2.07             2.82            (0.19)           (1.54)
                                               ----------       ----------       ----------       ----------       ----------
     Total from investment operations                2.28             1.99             2.72            (0.28)           (1.58)
                                               ----------       ----------       ----------       ----------       ----------
Less dividends and distributions
   Dividends from net investment
     income                                            --               --               --               --               --
   Distributions from net realized
     capital gains                                  (0.61)              --               --               --               --
                                               ----------       ----------       ----------       ----------       ----------
      Total dividends and distributions             (0.61)              --               --               --               --
                                               ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Year                   $    16.77       $    15.10       $    13.11       $    10.39       $    10.67
                                               ==========       ==========       ==========       ==========       ==========

TOTAL RETURN                                        15.33%           15.18%           26.18%           (2.62)%         (12.90)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year
      (in thousands)                           $   11,078       $    6,711       $    4,446       $    3,127       $    2,781
   Ratio of expenses to average net assets
      before reimbursement of
        expenses by advisor                          2.82%            2.62%            2.40%            2.23%            2.34%
      after reimbursement of
        expenses by advisor                          1.75%            1.75%            1.75%            1.75%            1.75%
   Ratio of net investment loss
      to average net assets before
        reimbursement of
        expenses by advisor                         (1.46)%          (1.42)%          (1.54)%          (1.25)%          (0.38)%
      after reimbursement of
        expenses by advisor                         (0.39)%          (0.55)%          (0.89)%          (0.77)%           0.21%
Portfolio Turnover Rate                               107%             133%             100%             137%             252%

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period
(continued)
--------------------------------------------------------------------------------

                                                          Penn Street Sector Rotational Portfolio Class C
                                                          -----------------------------------------------

                                                                   Year Ended      Period Ended**
                                                                   10/31/2005        10/31/2004
                                                                   ----------        ----------
Net Asset Value, Beginning of Period                                $  15.11          $  14.64
                                                                    --------          --------
Income from investment operations:
   Net investment loss                                                 (0.04)            (0.13)
   Net realized and unrealized gain on investments                      2.32              0.60
                                                                    --------          --------
      Total from investment operations                                  2.28              0.47
                                                                    --------          --------
Less dividends and distributions:
   Dividends from net investment income                                   --                --
   Distributions from net realized capital gains                       (0.61)               --
                                                                    --------          --------
      Total distributions and dividends                                (0.61)               --
                                                                    --------          --------
Net Asset Value, End of Period                                      $  16.78          $  15.11
                                                                    ========          ========

TOTAL RETURN                                                           15.31%             3.21%(2)

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in thousands)                         $     39          $      0(3)
   Ratio of expenses to average net assets
      before reimbursement of expenses by advisor                       3.57%             3.37%(1)
      after reimbursement of expenses by advisor                        2.50%             2.50%(1)
   Ratio of net investment income (loss) to average net assets
      before reimbursement of expenses by advisor                     (2.21)%           (2.17)%(1)
      after reimbursement of expenses by advisor                      (1.14)%           (1.30)%(1)
Portfolio Turnover Rate                                                  107%              133%

**Commenced operations on March 01, 2004

(1) Annualized

(2) Not annualized

(3) Net Assets as of October 31, 2004 were $103

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period
(continued)
--------------------------------------------------------------------------------

                                                                 Berkshire Advisors Select Equity Portfolio
                                               ------------------------------------------------------------------------------
                                                        Class A                                             Class C
                                               ---------------------------                        ---------------------------
                                               Year Ended       Year Ended       Year Ended       Year Ended       Year Ended**
                                               10/31/2005       10/31/2004       10/31/2003*      10/31/2002       10/31/2001
                                               ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period           $    11.04       $    10.53       $    10.00       $    10.97       $    11.49
                                               ----------       ----------       ----------       ----------       ----------
Income from investment operations
  Net investment income (loss)                       0.04             0.06            (0.01)           (0.04)           (0.01)
  Net realized and unrealized gain/(loss)
    on investments                                   1.39             0.52             0.54             1.38            (0.51)
                                               ----------       ----------       ----------       ----------       ----------
    Total from investment operations                 1.43             0.58             0.53             1.34            (0.52)
                                               ----------       ----------       ----------       ----------       ----------
Less dividends and distributions
  Dividends from net investment
    income                                          (0.09)           (0.01)              --            (0.08)              --
  Distributions from net realized
    capital gains                                   (1.01)           (0.06)              --            (1.01)              --
                                               ----------       ----------       ----------       ----------       ----------
     Total distributions and dividends              (1.10)           (0.07)              --            (1.09)              --
                                               ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period                 $    11.37       $    11.04       $    10.53       $    11.22       $    10.97
                                               ==========       ==========       ==========       ==========       ==========
TOTAL RETURN                                        13.41%            5.49%            5.30%(2)        12.54%           (4.53)%(2)

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
    (in thousands)                             $    1,547       $      999       $      794       $        1       $        1
  Ratio of expenses to average net assets
    before reimbursement of
      expenses by advisor                            3.64%            2.98%            2.72%(1)         4.39%            3.73%(1)
    after reimbursement of
      expenses by advisor                            2.00%            2.00%            2.00%(1)         2.75%            2.75%(1)
  Ratio of net investment loss
    to average net assets before
      reimbursement of
      expenses by advisor                          (1.28)%          (0.42)%           (0.85)%(1)       (2.03)%          (1.17)%(1)
     after reimbursement of
       expenses by advisor                           0.36%            0.56%           (0.13)%(1)       (0.39)%          (0.19)%(1)

Portfolio Turnover Rate                               247%             107%               25%             247%             107%

*     Commenced operations on April 02, 2003

**    Commenced operations on March 01, 2004

(1)   Annualized

(2)   Not Annualized

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2005
--------------------------------------------------------------------------------

1. ORGANIZATION

The Penn Street Fund Inc. (the "Fund") was organized as a Maryland corporation on July 6, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund currently is authorized to issue one billion (1,000,000,000) shares of common stock, with a par value of $0.01 per share, and may classify multiple series. The Fund currently offers Class A and Class C of four series, two of which, the Penn Street Sector Rotational Portfolio and the Berkshire Advisors Select Equity Portfolio (each a "Portfolio" and collectively, the "Portfolios") are covered by this report. Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class bears different distribution expenses. Each Class of shares has exclusive voting rights with respect to matters that affect just that Class. Income, expenses (other than expenses attributable to a specific Class) and realized and unrealized gains or losses on investments are allocated to each Class of shares based on relative net assets. The investment objective of each Portfolio is set forth below.

The Penn Street Sector Rotational Portfolio (the "Sector Rotational Portfolio") commenced investment operations on August 30, 2000. The Sector Rotational Portfolio seeks long-term capital appreciation by allocating the portfolio's assets among various market and industry sectors.

The Berkshire Advisors Select Equity Portfolio (the "Select Equity Portfolio") commenced investment operations on April 2, 2003. The Select Equity Portfolio seeks to maximize total investment return by investing in a focused portfolio of predominately large capitalization stocks (greater than $6 billion).

The price of each Portfolio's shares will fluctuate daily and there can be no assurance that the Portfolios will be successful in achieving their stated investment objectives.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. These policies are in accordance with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION. Each Portfolio's investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time (3:00 p.m. for securities of fixed income portfolios), on the day of valuation. Securities included in the NASDAQ National Market System are valued at the NASDAQ official closing price. Other securities traded in the over-the-counter market, and listed securities for which no sale was reported on that date, are valued at the most recent bid price. Other assets and securities for which no quotations are readily available or for which the Fund's master investment adviser believes do not reflect market value are valued at fair value as determined in good faith by the Fund's master investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost, which approximates fair market value. The Portfolios may value their held securities by using an independent pricing service.

B. FEDERAL INCOME TAXES. No provision has been made for federal income taxes or personal holding company taxes since it is the policy of each Portfolio to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and personal holding companies and to make sufficient distributions of taxable income to relieve it from substantially all federal income taxes.

THE PENN STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2005
--------------------------------------------------------------------------------

C. INVESTMENT TRANSACTIONS. Investment transactions are recorded based on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Discounts and premiums on debt securities are amortized/accreted to income over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.

D. DISTRIBUTIONS TO SHAREHOLDERS. Each Portfolio generally declares dividends quarterly, on a date selected by the Fund's Board of Directors. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. Each Portfolio may make a supplemental distribution subsequent to the end of its fiscal year ending October 31.

E. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F. OTHER. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. PURCHASES AND SALES OF INVESTMENTS

The following is a summary of the cost of purchases and proceeds from the sale of securities, other than short-term investments, for the fiscal year ended October 31, 2005:

   Funds                                          Purchases          Sales
   -----                                          ---------          -----
   Sector Rotational Portfolio                   $12,048,576      $9,077,550
   Select Equity Portfolio                         3,154,278       2,761,033

4. INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

A. INVESTMENT ADVISORY AGREEMENT. Penn Street Investment Advisors, Inc. ("PSIA") serves as the Master Investment Advisor to each Portfolio under a "manager of managers" arrangement. The Board of Directors originally approved such arrangement in 2001. Under the Master Investment Advisory Agreement, PSIA is authorized to engage persons, subject to Board and shareholder approval, to serve the Portfolios as sub-advisors. Valley Forge Capital Advisors, Inc. ("Valley Forge Capital") currently serves as the sub-adviser to the Sector Rotational Portfolio and Berkshire Advisors, Inc. ("Berkshire Advisors") currently serves as the sub-adviser to the Select Equity Portfolio.

Prior to March 2, 2005, PSIA was controlled by CITCO (Quaker Holdings), Inc. ("CQH"). On March 2, 2005, majority ownership (57%) of PSIA was transferred to RMH LLC, which is owned by G. Michael Mara, William R. Henry and Dr. Philip P. Ripepi. CQH retains a 38% ownership and John G. Roman, President and CEO of PSIA, has a 5% ownership interest. In connection with this change, the Master Investment Advisory Agreement and each Sub-Advisory Agreement were approved by the shareholders on February 15, 2005. In addition, each Sub-Advisory Agreement was considered and re-approved at a regular meeting of the Board of Directors of the Fund held on June 14, 2005.

THE PENN STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2005
--------------------------------------------------------------------------------

On July 27, 2005, The CITCO Group Limited (the "CITCO Group"), the ultimate parent corporation of CQH, and a controlling person of PSIA, completed an internal change of its ownership structure at its top levels (the "CITCO Group Transaction"). Under federal securities laws, these changes in the ownership structure of the CITCO Group constituted a change in control of the CITCO Group, which operated to terminate the March 2, 2005 master investment advisory agreement. Since PSIA is a party to each Sub-Advisory Agreement of the Fund, the termination of the March 2, 2005 master investment advisory agreement also caused each Sub-Advisory Agreement to terminate. These terminations occurred automatically at the time of the CITCO Group Transaction pursuant to the requirements of Section 15 of the 1940 Act.

To assure that PSIA could continue to oversee the investment operations of each Portfolio, the Board of Directors of the Fund approved an Interim Master Investment Advisory Agreement between the Fund and PSIA pursuant to the requirements of Rule 15a-4(b)(2) under the 1940 Act. In addition, the Board of Directors of the Fund also approved Interim Sub-Advisory Agreements (referred to collectively, with the Interim Master Investment Advisory Agreement, as the "Interim Agreements") pursuant to the same requirements of the 1940 Act. The Interim Agreements each became effective on July 27, 2005, following the termination of the March 2, 2005 agreements. The Interim Agreements will continue for the shorter of: (i) the date on which a new Master Investment Advisory Agreement (the "New Master Agreement") and new Sub-Advisory Agreements (each, a "New Sub-Advisory Agreement" and collectively, the "New Sub-Advisory Agreements") are approved by the shareholders of each Portfolio in the manner required by the 1940 Act; or (ii) 150 days (i.e., until Saturday, December 24,
2005). The terms of the Interim Agreements require that any net compensation due PSIA, Valley Forge Capital and/or Berkshire Advisors under the Interim Agreements will be held in escrow in an interest bearing account at the Fund's custodian until such time as the shareholders of the applicable Portfolio have approved the New Master Agreement and New Sub-Advisory Agreements.

As of the end of the Fund's fiscal year ended October 31, 2005, the Portfolios were operating pursuant to the Interim Agreements. The Portfolios are in the process of soliciting shareholder votes to approve the New Master Agreement and each New Sub-Advisory Agreement at a special meeting of shareholders scheduled for December 15, 2005.

Under both the old and the New Master Agreement, each Portfolio pays PSIA a monthly fee equal to an annual rate of 0.25% and 1.00% for the Sector Rotational Portfolio and the Select Equity Portfolio, respectively. PSIA, through the sub-advisers it retains, provides each Portfolio with a continuous investment program and then selects brokers and dealers to effect securities transactions for the Portfolios.

B. SUB-ADVISORY AGREEMENTS. Pursuant to the old, the interim and its New Sub-Advisory Agreement, Valley Forge Capital has agreed to provide the Sector Rotational Portfolio with day-to-day investment management services, including providing a continuous investment program, a trading department, and the selection of brokers and dealers to effect securities transactions. As compensation for its services, the Fund pays Valley Forge Capital a monthly fee equal to the annual rate of 0.75% of the Sector Rotational Portfolio's average daily net assets.

G. Michael Mara is the founder, President and controlling shareholder of Valley Forge Capital. William R. Henry, CPA, and Dr. Philip P. Ripepi each own 4.9% of Valley Forge Capital. Messrs. Mara, Henry and Ripepi are the members of RMH, LLC, which is the majority shareholder of PSIA. Accordingly, PSIA is an affiliate of Valley Forge Capital.

THE PENN STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2005
--------------------------------------------------------------------------------

Pursuant to the old, the interim and its New Sub-Advisory Agreement, Berkshire Advisors has agreed to provide the Select Equity Portfolio with day-to-day investment management services, including providing a continuous investment program, a trading department, and the selection of brokers and dealers to effect securities transactions. As compensation for its services, PSIA pays Berkshire Advisors a monthly fee equal to the annual rate of 0.75% of the Select Equity Portfolio's average daily net assets. This fee is paid by PSIA from the fees it receives as Master Investment Advisor and not by the Select Equity Portfolio.

C. EXPENSE LIMITATION AGREEMENTS. PSIA, each sub-advisor and other service providers to the Portfolios have voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, brokerage and extraordinary expenses) in order to attempt to maintain a net total annual operating expense ratio of 1.75% of Class A shares and 2.50% of Class C shares of the Sector Rotational Portfolio and 2.00% of Class A shares and 2.75% of Class C shares of the Select Equity Portfolio. Accordingly, for the year ended October 31, 2005, PSIA waived fees and/or reimbursed expenses of $94,030 and $19,245 for the Sector Rotational Portfolio and the Select Equity Portfolio, respectively. These voluntary expense waivers and/or reimbursements may be terminated at any time without notice.

D. ADMINISTRATION AGREEMENT. On September 1, 2001, the Fund's Board of Directors engaged Citco Mutual Fund Services, Inc. ("CMFS") as transfer and dividend disbursing agent, fund accounting agent and administrator to the Fund under a written agreement with the Fund of same date. CQH owns 85% of CMFS' stock and is a controlling shareholder of PSIA, the Fund's Master Investment Advisor. Accordingly, CMFS and PSIA are affiliated parties. The services provided include the administration of the Fund's business affairs, dividend disbursing agent, preparation of certain Fund records and documents, record keeping and accounting services. For its services to the Fund, CMFS is paid a fee based on the aggregate assets of all the Portfolios, on a declining scale as follows: 0.40% annually of average daily net assets on the first $100 million in Fund assets, 0.30% annually of average daily net assets above $100 million and up to $200 million in Fund assets, 0.25% annually of average daily net assets above $200 million and up to $300 million in Fund assets, 0.20% annually of average daily net assets above $300 million and up to $500 million in Fund assets, and 0.15% annually of average daily net assets above $500 million in Fund assets.

 5. DISTRIBUTION PLANS

Citco Mutual Fund Distributors, Inc. (the "Distributor") serves as each Portfolio's principal distributor pursuant to a Distribution Agreement. The Distributor is a wholly-owned subsidiary of CMFS and an affiliate of PSIA.

Class A - The Class A shares of each Portfolio have adopted a Rule 12b-1 Distribution Plan (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Portfolio may make monthly payments at a maximum rate of 0.25% per annum of the average daily assets of each Portfolio's Class A shares for providing distribution and/or shareholder services. These services can include, but are not limited to promotion of the sale of each Portfolio's shares, preparation of advertising and promotional materials, payment of compensation to persons who have been instrumental in the sale of Portfolio shares, and for other services and materials, including the cost of printing Fund prospectuses, reports and advertising material provided to investors, payments to entities that provide personal service and account maintenance to accounts that hold shares of the respective Portfolios and to defray overhead expense of the Distributor incurred in connection with the promotion and sale of Fund shares.

THE PENN STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2005
--------------------------------------------------------------------------------

Class C - The Class C shares of each Portfolio have adopted a Rule 12b-1 Distribution Plan (the "Class C Plan") pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan provides that each Portfolio may make monthly payments at a maximum rate of 0.75% per annum of the average daily assets of each Portfolio's Class C shares for providing distribution and/or shareholder services. These services can include, but are not limited to promotion of the sale of each Portfolio's shares, preparation of advertising and promotional materials, payment of compensation to persons who have been instrumental in the sale of Portfolio shares, and for other services and materials, including the cost of printing Fund prospectuses, reports and advertising material provided to investors, payments to entities that provide personal service and account maintenance to accounts that hold shares of the respective Portfolios and to defray overhead expense of the Distributor incurred in connection with the promotion and sale of Fund shares.

The Class C Plan also provides that each Portfolio will compensate the Distributor with a servicing fee at the rate of 0.25% per annum of the average net assets of each Portfolio's Class C shares. The servicing fee shall be used to pay, among other things, assisting in establishing and maintaining customer accounts and records, assisting with purchases and redemption requests, arranging for bank wires, monitoring dividend payments from the Fund on behalf of customers, furnishing personal services and maintaining shareholder accounts, facilitating certain shareholder communications from the Fund to the customers, receiving and answering correspondence and aiding in maintaining the investment of the Fund's Class C shareholders.

During the fiscal year ended October 31, 2005, the Distributor received Class A Plan payments of $22,022 and $2,945 in connection with the purchase of investment company shares by the Sector Rotational Portfolio and the Select Equity Portfolio, respectively.

During the fiscal year ended October 31, 2005, the Distributor received Class C Plan payments of $80 and $11 in connection with the purchase of investment company shares by the Sector Rotational Portfolio and the Select Equity Portfolio, respectively.

6. TAX MATTERS

Net investment income (loss) and net realized gains (losses) may differ for financial statement and federal income tax purposes primarily due to investments, which may have a different basis for financial statement and federal income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that each Portfolio recorded the income or realized gains.

THE PENN STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2005
--------------------------------------------------------------------------------

The tax character of dividends and distributions during the last two fiscal years were as follows:

                                                     Ordinary          Long-Term           Total
                                                       Income        Capital Gains     Distributions
                                                   -------------     -------------     -------------
Sector Rotational Portfolio         10/31/2005     $          --     $     267,274     $     267,274
                                    10/31/2004     $          --     $          --     $          --

Select Equity Portfolio             10/31/2005     $       8,535     $      92,170     $     100,705
                                    10/31/2004     $       5,767     $          --     $       5,767

-----------
** The primary difference between book basis and tax basis, if any, is the treatment of short term capital gain distributions as ordinary income distributions for federal income tax purposes.

The tax character of distributable earnings at October 31, 2005 was as follows:

                                     Undistributed           Unrealized                                     Total
                                        Ordinary            Appreciation/                               Distributable
                                         Income            (Depreciation)     Undistributed Gains         Earnings
                                     -------------         --------------     -------------------       -------------
Sector Rotational Portfolio            $  266,188            $1,453,701            $  480,933            $2,200,822
Select Equity Portfolio                $   70,751            $   41,706            $    4,967            $  117,424

The following information is based upon the federal income tax cost of investment securities as of October 31, 2005:

                                         Sector                    Select
                                   Rotational Portfolio        Equity Portfolio
                                   --------------------        ----------------

Gross Unrealized Appreciation            $ 1,642,327             $    68,032
Gross Unrealized Depreciation            $  (188,626)            $   (26,326)
Net Unrealized Appreciation              $ 1,453,701             $    41,706
Federal Income Tax Cost                  $ 9,652,892             $ 1,546,842

As of October 31, 2005, the Portfolios had no capital loss carryforwards for Federal income tax purposes.

THE PENN STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2005
--------------------------------------------------------------------------------

7. FUND SHARE TRANSACTIONS

The following table summarizes the activity in shares of each Portfolio:

                                                                Sector Rotational Portfolio
                                                -------------------------------------------------------------
                                                          Class A                           Class C
                                                ----------------------------      ---------------------------
                                                   Shares           Value            Shares          Value
                                                -----------      -----------      -----------     -----------
For the Fiscal Year Ended October 31, 2005:
  Sold                                              315,315      $ 5,144,442            2,295     $    39,078
  Reinvested                                         16,746          267,270               --*              4
  Redeemed                                         (115,797)      (1,940,254)              --              --
                                                -----------      -----------      -----------     -----------
                                                    216,264      $ 3,471,458            2,295     $    39,082
                                                ===========      ===========      ===========     ===========

For the Fiscal Year Ended October 31, 2004:
  Sold                                              201,638      $ 2,850,587                7     $       100
  Reinvested                                             --               --               --              --
  Redeemed                                          (96,398)      (1,411,471)              --              --
                                                -----------      -----------      -----------     -----------
                                                    105,240      $ 1,439,116                7     $       100
                                                ===========      ===========      ===========     ===========


                                                                  Select Equity Portfolio
                                                -------------------------------------------------------------
                                                          Class A                           Class C
                                                ----------------------------      ---------------------------
                                                   Shares           Value            Shares          Value
                                                -----------      -----------      -----------     -----------

For the Fiscal Year Ended October 31, 2005:
  Sold                                               51,990      $   578,210               --     $        --
  Reinvested                                          6,936           75,325                9              95
  Redeemed                                          (13,381)        (147,874)              --              --
                                                -----------      -----------      -----------     -----------
                                                     45,545      $   505,661                9     $        95
                                                ===========      ===========      ===========     ===========

For the Fiscal Year Ended October 31, 2004:
  Sold                                               14,627      $   159,720               87     $     1,000
  Reinvested                                            520            5,766               --              --
  Redeemed                                               --               --               --              --
                                                -----------      -----------      -----------     -----------
                                                     15,147      $   165,486               87     $     1,000
                                                ===========      ===========      ===========     ===========

*Less than 1 share reinvested (0.262)

THE PENN STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2005
--------------------------------------------------------------------------------

8. OTHER TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of CMFS, the Fund's administrator, PSIA, the Fund's Master Investment Advisor, Valley Forge Capital, the Sector Rotational Portfolio's sub-adviser, and the Distributor.

John A. Lukan, the Chairman of the Board of the Fund was also the President & CEO of Quaker Securities, Inc. ("QSI"), a broker/dealer firm. QSI was an affiliated broker-dealer because it was 100% owned by CQH. On October 6, 2005, QSI liquidated its business and de-registered as a broker-dealer. For the fiscal year ended October 31, 2005, the Fund paid brokerage commissions to QSI for portfolio transactions on behalf of the Sector Rotational Portfolio and the Select Equity Portfolio in the amount of $7,782 and $13, respectively.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
The Penn Street Fund, Inc.
Malvern, Pennsylvania

We have audited the accompanying statements of assets and liabilities of Penn Street Sector Rotational Portfolio and Berkshire Advisors Select Equity Portfolio, each a series of shares of The Penn Street Fund, Inc., including the schedules of investments, as of October 31, 2005, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years or periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2001 were audited by other auditors whose report dated November 30, 2001 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Penn Street Sector Rotational Portfolio and Berkshire Advisors Select Equity Portfolio as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years or periods in the four year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                /s/ BRIGGS, BUNTING & DOUGHERTY, LLP

                                BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
November 17, 2005

THE PENN STREET FUND, INC.
DIRECTORS AND OFFICERS (Unaudited)
October 31, 2005
--------------------------------------------------------------------------------

The directors and officers of the Fund are listed below. Directors and officers serve an indefinite term of office.

------------------------------------------------------------------------------------------------------------------------------------
                       Position(s)       Term of Office                                           Number of          Other
Name, Address &         Held with          & Length of          Principal Occupation(s)          Portfolios      Directorships
Date of Birth            the Fund          Time Served            During Past 5 Years             Overseen            Held
------------------------------------------------------------------------------------------------------------------------------------
John A. Lukan          Interested        Mr. Lukan has        Private Investor. Previously,        Four              None
83 General Warren      Director,         been a Director      President & CEO of CMFS,
 Blvd., Suite 200      Chairman          since April 2003.    the Distributor and PSIA
Malvern, PA 19355                                             (June 1, 2003 until August 2,
Date of Birth                                                 2005); also President & CEO
(02-15-1963)(1)                                               of Quaker Securities, Inc.,
                                                              a broker/dealer firm (from
                                                              May 1999 until August 2,
                                                              2005); Managing Director,
                                                              Citco Curacao, from Novem-
                                                              ber 1993 to May 1999. BSc
                                                              from St. Mary's University
                                                              in 1985. MBA, St. Mary's
                                                              University in 1987. Canadian
                                                              Chartered Accountant, 1991.
                                                              Chartered Financial Analyst,
                                                              1999.
------------------------------------------------------------------------------------------------------------------------------------
James R. Brinton       Independent       Mr. Brinton has      Principal and Senior                 Four         Independent Trustee
123 West Lancaster     Director          been a Director      Insurance Broker for Robert                       of The Quaker
 Avenue                                  since May 2002.      J. McAllister Agency, Inc.,                       Investment Trust,
Wayne, PA 19087                                               123 West Lancaster Avenue,                        an open-end
Date of Birth                                                 Wayne, PA 19087, a                                management
(07-03-1954)                                                  commercial insurance                              investment company.
                                                              brokerage firm, since 1979.
                                                              BA in business from
                                                              Marietta College; licensed
                                                              as a property and casualty
                                                              broker and life, accident and
                                                              health agent.
------------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Lukan is considered an "interested person" of the Fund because until August 2, 2005, he was an executive officer and director of Citco Mutual Fund Services, Inc., the Fund's Administrator, Penn Street Investment Advisors, Inc., the Fund's Master Investment Advisor, and Citco Mutual Fund Distributors, Inc., the Fund's Principal Underwriter (the "Citco Mutual Group"). Mr. Lukan was also an executive officer of Quaker Securities, Inc., a broker/dealer firm that shares common ownership and directorships with the Citco Mutual Group.

THE PENN STREET FUND, INC.
DIRECTORS AND OFFICERS (Unaudited)
October 31, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           Position(s)      Term of Office                                         Number of           Other
Name, Address &             Held with        & Length of         Principal Occupation(s)           Portfolios       Directorships
Date of Birth                the Fund        Time Served           During Past 5 Years             Overseen             Held
------------------------------------------------------------------------------------------------------------------------------------
Richard W. Stevens         Independent      Mr. Stevens has    Principal with Hirtle                 Four               None
Five Tower Bridge,         Director         been a Director    Callaghan & Co., an invest-
 Suite 500                                  since May 2002.    ment advisory firm, since
300 Barr Harbor Drive                                          2001. Principal with the
West Conshohocken, PA                                          Vanguard Group, High Net
19428                                                          Worth Services Group, from
Date of Birth                                                  1995 to 2001. Partner with
(09-18-1956)                                                   Price Waterhouse and had
                                                               his own law practice. BA in
                                                               economics from Lafayette
                                                               College, Juris Doctorate
                                                               from Rutgers University
                                                               School of Law, and LLM
                                                               (Masters in Taxation) from
                                                               Villanova School of Law.
------------------------------------------------------------------------------------------------------------------------------------
C. Garrett Williams        Independent      Mr. Williams has   Chief Operating Officer, DG           Four               None
DG Capital Management      Director         been a Director    Capital Management, Inc.,
260 Franklin St.,                           since May 2002.    Boston, MA, an investment
 Suite 1600                                                    advisory firm, since 2001.
Boston, MA 02110                                               Senior Vice President-Client
Date of Birth                                                  Services, Fidelity Manage-
(03-24-1953)                                                   ment Trust Company,
                                                               Boston, MA, from 1997 to
                                                               2001. Over 25 years invest-
                                                               ment industry experience.
                                                               BA degree in Economics
                                                               from Gettysburg College,
                                                               Gettysburg, PA.
------------------------------------------------------------------------------------------------------------------------------------
Edmund B. Pyle, III, Esq.  Independent      Mr. Pyle has       Partner in the law firm of            Four               None
340 Jug Hollow Road        Director         been a Director    Pyle and Mocha since Janu-
Phoenixville, PA 19460                      since May 2002.    ary 1989. Temple University
Date of Birth                                                  School of Law, Juris Doctor-
(03-18-1940)                                                   ate, 1986. Rensselaer Poly-
                                                               technic Institute, completed
                                                               PhD coursework, 1969.
                                                               University of Arizona, MS
                                                               in mechanical engineering,
                                                               1964. Worcester Polytechnic
                                                               Institute, BS, 1962.
------------------------------------------------------------------------------------------------------------------------------------

THE PENN STREET FUND, INC.
DIRECTORS AND OFFICERS (Unaudited)
October 31, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           Position(s)    Term of Office                                                Number of         Other
 Name, Address &            Held with      & Length of            Principal Occupation(s)              Portfolios     Directorships
 Date of Birth              the Fund       Time Served              During Past 5 Years                 Overseen          Held
------------------------------------------------------------------------------------------------------------------------------------
John G. Roman              President      Mr. Roman has       Director, President and CEO of              Four            None
83 General Warren                         served as           PSIA (since March 2, 2005); prior
 Blvd., Suite 200                         President of the    thereto, Manager, Wealth Manage-
Malvern, PA 19355                         Fund since          ment Division, The Bryn Mawr
Date of Birth                             September 13,       Trust Company (2001-2004); Pres-
(8-31-52)                                 2005.               ident, Merrill Lynch Trust Division
                                                              (1989-2001).
------------------------------------------------------------------------------------------------------------------------------------
Paul Giorgio               Treasurer      Mr. Giorgio         Chief Financial Officer, CMFS               Four            None
83 General Warren          and Chief      has served as       since May 2001. Formerly, Chief
 Blvd., Suite 200          Accounting     Treasurer to the    Financial Officer, Quaker Securi-
Malvern, PA 19355          Officer        Fund since          ties, Inc., from 2000-2001. Chief
Date of Birth                             May 2002.           Financial Officer, Declaration Ser-
(12-13-1963)                                                  vice Company, from 1997 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
George M. Chamberlain,     Secretary      Mr. Chamberlain     General Counsel to CMFS, since              Four            None
 Jr., Esq.                                has served as       November, 2004. Prior thereto,
83 General Warren                         Secretary since     Major Gifts Officer, Alzheimer's
 Blvd., Suite 200                         December 2004.      Association of Delaware Valley;
Malvern, PA 19355                                             and General Counsel, Investor
Date of Birth                                                 Force, Inc. (2000-2003).
(2-13-47)
------------------------------------------------------------------------------------------------------------------------------------

THE PENN STREET FUND, INC.
Other Matters (Unaudited)
October 31, 2005
--------------------------------------------------------------------------------

BOARD CONSIDERATIONS IN SELECTING THE MASTER INVESTMENT ADVISOR AND THE SUB-ADVISORS

Background: PSIA serves as the Master Investment Advisor to each Portfolio under a "manager of managers" arrangement. The Board of Directors originally approved such arrangement in 2001. Under the Master Investment Advisory Agreement, PSIA is authorized to engage persons, subject to Board and shareholder approval, to serve the Portfolios as sub-advisors. Valley Forge Capital currently serves as the sub-adviser to the Sector Rotational Portfolio and Berkshire Advisors currently serves as the sub-adviser to the Select Equity Portfolio, each pursuant to Sub-Advisory Agreements.

During the Fund's fiscal year ended October 31, 2005, several changes occurred within the ownership structure of PSIA which caused the Board and the shareholders to review the investment advisory arrangements. Prior to March 2, 2005, PSIA was controlled by CQH. On March 2, 2005, majority ownership (57%) of PSIA was transferred to RMH LLC, which is owned by G. Michael Mara, William R. Henry and Dr. Philip P. Ripepi. CQH retains a 38% ownership and John G. Roman, President and CEO of PSIA, has a 5% ownership interest. This was referred to as the "PSIA Transaction."

In connection with the PSIA Transaction, the Board reviewed extensive information and business plans with respect to that transaction at meetings held on October 5, 2004, October 15, 2004, October 27, 2004 and October 28, 2004. In addition, the Board of Directors discussed PSIA and the PSIA Transaction at subsequent meetings held on December 7, 2004 and January 11, 2005. The new master investment advisory and sub-advisory arrangements stemming from the PSIA Transaction were approved by shareholders of each Portfolio on February 15, 2005. Each agreement went into effect on March 2, 2005, at the time of the PSIA Transaction. Both Sub-Advisory Agreements were also reviewed and re-approved at a regular meeting held on June 14, 2005, when each Sub-Advisory Agreement was renewed until March 31, 2006.

Recent Board Approvals: At a special meeting of the Board of Directors of the Fund held on July 25, 2005, the Board was informed that The CITCO Group, the ultimate parent corporation of CQH, and a controlling person of PSIA, was in the process of completing an internal change of its ownership structure at its top levels (the "CITCO Group Transaction"). Under federal securities laws, these changes in the ownership structure of the CITCO Group constituted a change in control of the CITCO Group, which operated to terminate the March 2, 2005 master investment advisory agreement. Since PSIA is a party to each Sub-Advisory Agreement of the Fund, the termination of the March 2, 2005 master investment advisory agreement also caused each Sub-Advisory Agreement to terminate. These terminations occurred automatically at the time of the CITCO Group Transaction pursuant to the requirements of Section 15 of the 1940 Act. The CITCO Group Transaction was completed on July 27, 2005.

At the special meeting held on July 25, 2005, the Board of Directors of the Fund took certain actions to protect the Fund, the Portfolios and their shareholders. To assure that PSIA could continue to oversee the investment operations of each Portfolio, the Board of Directors of the Fund approved an Interim Master Investment Advisory Agreement between the Fund and PSIA pursuant to the requirements of Rule 15a-4(b)(2) under the 1940 Act. In addition, the Board of Directors of the Fund also approved Interim Sub-Advisory Agreements pursuant to the same requirements of the 1940 Act. The Interim Agreements each became effective on July 27, 2005, following the termination

THE PENN STREET FUND, INC.
Other Matters (Unaudited)
October 31, 2005
--------------------------------------------------------------------------------

of the March 2, 2005 agreements. The Interim Agreements will continue for the shorter of: (i) the date on which the New Master Agreement and each New Sub-Advisory Agreement are approved by the shareholders of each Portfolio in the manner required by the 1940 Act; or (ii) 150 days (i.e., until Saturday, December 24, 2005). As of the end of the Fund's fiscal year ended October 31, 2005, the Portfolios were operating pursuant to the Interim Agreements. The special meeting of shareholders to approve the New Master Agreement and each New Sub-Advisory Agreement is scheduled to occur on December 15, 2005.

At the special meeting of the Board of Directors held on July 25, 2005, the Board of Directors of the Fund reviewed the terms and conditions of the CITCO Group Transaction, its impact on the Fund and its shareholders, and information concerning the changes at the CITCO Group. At the special meeting of the Board of Directors held on July 25, 2005, the Board of Directors approved, and recommended that the shareholders of each Portfolio approve, the New Master Agreement and each New Sub-Advisory Agreement. The New Master Agreement and each New Sub-Advisory Agreement will take effect immediately upon their approval. The approval by the Fund's Board of Directors on July 25, 2005, was unanimous, and therefore included a majority of those directors who are not "interested persons" of the Fund (as that term is defined in the 1940 Act), and a majority of the entire Board.

The Board of Directors decided to approve the New Master Agreement and each New Sub-Advisory Agreement based upon the totality of its evaluations of PSIA, Valley Forge Capital and Berkshire Advisors during the most recent fiscal year. This involved their review of: (i) the CITCO Group Transaction and its impact on PSIA, Valley Forge Capital and Berkshire Advisors; (ii) the nature, extent and quality of the services provided; (iii) the performance of each Portfolio; and
(iv) the costs of the services provided and the profitability of each entity from its relationship with the Portfolios. It was noted that during the Board's consideration of the factors listed above, different directors gave different weight to different items. In general, the directors considered it to be significant that the proposed investment advisory arrangements would assure a continuity of relationships to service the Portfolios because of the PSIA's, Valley Forge Capital's and Berkshire Advisor's familiarity with the Portfolios, their investment objectives and policies, portfolio composition, and the Fund's policies regarding matters such as compliance issues, the Fund's code of ethics, brokerage allocation, record-keeping systems, and other operational issues.

The CITCO Group Transaction: The Board of Directors noted that the CITCO Group Transaction was expected to have no direct impact on the operations of CQH, PSIA, Valley Forge Capital and/or Berkshire Advisors. The directors also noted that PSIA, Valley Forge Capital and/or Berkshire Advisors each intends to continue to employ all of its current personnel, including the personnel who currently service the Fund and its Portfolios. The Board also received written confirmation from Valley Forge Capital and Berkshire Advisors that there have been no material changes in any of the factors considered by the Board in the June 14, 2005 renewal of the Sub-Advisory Agreements.

Nature, Extent and Quality of the Services: The directors considered the terms and conditions of the New Master Agreement and each New Sub-Advisory Agreement, noting that the terms and conditions were the same as in the current agreements, including the provision for fees. With respect to the quality of the services provided, the Board expressed its pleasure at the quality of the services provided to date, and noted that the continued presence of CQH as a significant owner of PSIA, and the direct involvement of Messrs. Mara and Roman, were positive factors in deciding to approve the New Master Agreement. With respect to the Sub-Advisory Agreement with Valley

THE PENN STREET FUND, INC.
Other Matters (Unaudited)
October 31, 2005
--------------------------------------------------------------------------------

Forge Capital, the Board noted that the direct involvement of Mr. Mara was a positive factor in deciding to approve the New Sub-Advisory Agreement. The Board, in its deliberations, noted that Mr. Mara, President of Valley Forge Capital, had been a long standing portfolio manager for the Sector Rotational Portfolio, had performed well, and wished to continue to provide services to the Portfolio as the sub-adviser. The Board also noted with approval that PSIA was recommending that each of Valley Forge Capital and Berkshire Advisors be retained as sub-adviser to their respective Portfolio.

Performance: With respect to performance, the directors noted that the performance of the Sector Rotational Portfolio was well above the average for comparable funds. The Board noted with further approval that the recommendations made to PSIA by Mr. Mara had resulted in continued above-average performance of the Sector Rotational Portfolio, as compared to its benchmark and its peer group. The Board was cognizant of the advantages of maintaining a continuity of investment expertise for the Sector Rotational Portfolio. With respect to the performance of the Select Equity Portfolio, the directors noted that it was approximately average or below its comparable funds.

Fees and Expenses: The directors stated that the fees and expenses of the Portfolios were deemed to be fair and reasonable based on the information provided at the various meetings with respect to other funds in the industry. The directors noted favorably that PSIA, Valley Forge Capital and Berkshire Advisors had each committed to continue the current voluntary expense limitation agreements and that such commitment was deemed to be an extremely important factor in the Board's decision to approve each agreement.

The directors also reviewed and discussed the profitability of the investment adviser, and the historical relationship between the Fund and PSIA, including the benefits each party received from such long-term relationship. The directors noted the fact that PSIA was affiliated with the Fund's administrator and principal underwriter. They also noted that these affiliates received compensation from the relationship such as fees as administrator and fees under the distribution (12b-1) plans. The Board noted that PSIA's exclusive function was to serve as investment adviser to the Fund's Portfolios, so other than the fees received for such services, there were no other fall-out benefits or ancillary benefits that would accrue to other PSIA clients. Because PSIA served as a manager of managers, there was no concern about soft dollar arrangements or interested party transactions between the Portfolios and PSIA. They also noted that the investment advisory fees received to date had been minimal and subject to the voluntary expense limitation agreement.

The directors also reviewed and discussed the profitability of Valley Forge Capital and Berkshire Advisors. The Board reviewed the finances of Valley Forge Capital, its management structure and Board composition, and determined that Valley Forge Capital was likely to have the resources to enable it to effectively serve as sub-adviser to the Sector Rotational Portfolio. With respect to Berkshire Advisors, the directors noted that the sub-advisory fees, net of waivers, that were received by Berkshire Advisors during the prior fiscal year, were minimal. Based upon the information provided to the Board, it was decided that Berkshire Advisors was likely to have the resources to enable it to effectively serve as sub-adviser to the Select Equity Portfolio.

THE PENN STREET FUND, INC.
Other Matters (Unaudited)
October 31, 2005
--------------------------------------------------------------------------------

Economies of Scale and Other Fund Comparisons: In their deliberations, the directors did not consider the extent to which economies of scale would be realized as a Portfolio grows, nor did they rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those under other investment advisory contracts, such as contracts of the same and other investment advisers with other registered investment companies or other types of clients (e.g., pension funds and other institutional investors). These factors were considered not to be relevant in this situation where the directors were trying to approve new agreements on substantially the same terms and conditions as the current agreements. Such factors would be relevant to considering and approving new investment advisory agreements with other investment advisory entities.

PROXY VOTING POLICIES AND PROCEDURES AND FORM N-Q

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Portfolio's vote proxies related to securities ("portfolio proxies") held by the Portfolios. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 866-207-5175 and (ii) on the SEC's website at www.sec.gov. In addition, the Fund will be required to file Form N-PX, with its complete voting record for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Fund's Form N-PX will be available (i) without charge, upon request, by calling the Fund toll-free at 866-207-5175 and (ii) on the SEC's website at www.sec.gov.

The SEC has adopted the requirement that all mutual funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters ending after July 9, 2004. For the Fund, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund's Forms N-Q will be available on the SEC's website at http://sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

THE PENN STREET FUND, INC.
NOTES TO UNAUDITED FINANCIAL STATEMENTS
April 30, 2004
--------------------------------------------------------------------------------

Tax Information

      We are required to advise you within 60 days of the Funds' fiscal year end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fiscal year ended October 31, 2005.

      During the fiscal year ended October 31, 2005, the following Funds paid distributions derived from long-term capital gains, and hereby designate as capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3)(c) the following amounts:

      Fund                            Long-Term Capital Gains      Per Shares
      ----                            -----------------------      ----------
      Sector Rotational Portfolio             $267,274               0.613143
      Select Equity                            31,267                0.341169

      Individual shareholders are eligible for reduced tax rates on qualified dividend income. During the fiscal year ended October 31, 2005, the percentage of total ordinary income dividends qualifying for the 15% dividend tax rate is 36% and 31%, respectively, for the Sector Rotational Portfolio and Select Equity.

      Corporate shareholders may exclude from regular income a portion of qualifying dividends. During the fiscal year ended October 31, 2005, the percentage of total ordinary income dividends qualifying for the corporate dividends received deduction is 38% and 32%, respectively, for the Sector Rotational Portfolio and Select Equity.

      Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

      Since the information above is reported for the Funds' fiscal year and not calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2006 to determine the calendar year amounts to be included on their 2005 tax returns. Shareholders should consult their own tax advisors.

                                          [LOGO] THE
                                                 PENN STREET
                                                       FUNDS

                                                [Graphic Omitted]

                                                    ANNUAL REPORT

                                               Dated October 31, 2005

                                    o  McGlinn Balanced Portfolio

                                    o  Cumberland Taxable Income Portfolio


The Penn Street Fund, Inc.
83 General Warren Boulevard
Suite 200
Malvern, Pennsylvania 19355
toll free: 866-207-5175

Dear Shareholder,

      The Penn Street Fund's goal is to provide you, our valued shareholders, with the very best investment management through professionally managed mutual funds. Regularly each of The Penn Street Fund's sub-advisors is subjected to rigorous analysis and performance measurement. This disciplined process insures that each manager/sub-advisor is performing consistently with both his/her investment mandate and benchmark.

      During the past fiscal year that ended October 31, 2005, The Penn Street Fund's disciplined process of performance monitoring was clearly tested by the market's narrow trading range. The uncertainty surrounding the presidential election kept the market in check earlier in the fiscal year. As we head into the fourth quarter and/or the 2006 fiscal year, the market is again trading in a narrow range amid the uncertainty centered on the impact of the hurricanes and the rise in energy prices. We believe that the fear of a rapid slowdown in business activity will fade in the coming months as energy prices recede from their hurricane-related peaks and spending on the rebuilding efforts gets underway. As fear and uncertainty fade, we think the market will likely advance creating a favorable environment for our fund managers.

      The stock market as measured by the S&P 500 remains within 2% of a four-year high. Financial markets appear to believe that the storm-related economic damage will be temporary; this sentiment appears more justified as time passes. Further evidence of the market's upward buoyancy is that U.S. household ownership of mutual funds continues its aggressive growth pattern. We note that nearly half of all U.S. households owned mutual funds in 2004, compared with less than 6 percent in 1980. Finally in 2004, an estimated 92 million shareholders owned mutual funds totaling a record $8.6 trillion in fund assets.

      The regulatory efforts spearheaded by the SEC, New York Attorney General Spitzer and Boston Attorney General Galvin have yielded strong dividends regarding the war on "white collar crime." We believe the worst of the mutual fund scandals is behind us and that there is an air of greater integrity in our markets. At Penn Street Funds we remain committed to preserve, protect and reinforce the trust of our shareholders. It is this bond of trust that affords our shareholders the confidence to rely on our mutual funds for access to professional investment management.

      As always, we encourage our existing and prospective shareholders to continually reassess their investment goals and develop a coherent investment plan. We believe that long-term diversification of investment style, methodology (i.e. quantitative vs. traditional) and asset class size can be a prudent course to lowering risk in a comprehensive portfolio. Our fundamental belief is that the United States of America will remain a dominant economic power thereby affording investors the ability to participate in the growth of the U.S. economy through appropriate mutual funds.

      We thank you for the faith and confidence you have shown in The Penn Street Funds and look forward to a prosperous and healthy year for you and your families.


                                        Sincerely,

                                        /s/ John G. Roman
                                        John G. Roman

McGlinn Balanced Mutual Fund - Fiscal Year Report - as October 31, 2005
--------------------------------------------------------------------------------

Many pundits questioned the economy's strength beginning in the July. Signs of weakness in The Conference Board's Leading Economic Indicator and the University of Michigan's Consumer Confidence survey pointed to potential waning economic vitality. Oil prices spent most of the third calendar quarter north of $60 per barrel, general inflation indicators rose, and the Federal Reserve increased the Fed Funds rate twice. To top this off, the nation endured two large natural catastrophes, Hurricane Rita and devastating Katrina. In addition to the personal and economic distress caused by these hurricanes, their Gulf Coast route took approximately 30% of U.S. refining capacity out of commission. These events delayed indefinitely any relief from elevated energy prices. All of these factors created a sense of nervousness among consumers, which was apparent in subdued consumer spending levels and signs of restrained increases in housing prices.

Given all these occurrences, one would have fully expected the stock market to weaken and the bond market to suffer a more dramatic correction in prices. Aside from the economic interruptions caused by the storms, the fact that inflation was rising could have both spiked long-term interest rates and lowered price/earnings ratios for stocks. However, robust corporate earnings reports, and the likelihood that the Gulf region devastation will eventually create a massive reconstruction boom, settled many investor fears.

The equity market performed reasonably well during the latter part of the fiscal year in spite of back-to-back natural disasters, high energy prices, and a Federal Reserve determined to raise interest rates. Withstanding these headwinds, the S&P 500 managed a respectable total return of +8.7% for the year ending October 31, 2005. Bond investors did not fare as well. Following a string of respectable results, the Lehman Government/Corporate Intermediate Bond Index posted a slightly positive return of +0.3% for this period. For the year, the McGlinn Balanced Mutual Fund performed well compared with its appropriate investment benchmark with a total return of +4.5%. Our focus on economically sensitive stocks in the equity portfolio allowed the Fund to benefit from economic growth that exceeded consensus opinion. Gradual liquidation of assets began in mid-September in anticipation of withdrawals created by the closure of the Fund. By October 31, the Fund was comprised almost entirely of cash reserves.

Jerry Baumgardner
Executive Vice President
McGlinn Capital Management

Penn Street Cumberland Tax Income Fund
Fiscal Year Report
Year Ended October 31, 2005

The Federal Reserve continued raising short term rates over the course of the last several months. Neither rain, nor hurricane, nor gloom of night could keep Alan Greenspan from raising rates at the appointed round. In fact, the Fed made it very clear to investors they thought the impact of the hurricanes would be transitory; growth would pick up as recovery and rebuilding efforts accelerated. The economy did expand at a decent pace in spite of the devastation inflicted on the Gulf region.

The yield curve persisted in flattening during this period. Two year notes rose 57 basis points to 4.39%, while five year treasuries rose 53 basis points, ending the quarter to yield 4.39% also. Longer term bonds did not decline as much in terms of yield, but certainly did on a total return basis. Ten year treasury notes rose in yield to 4.48% from 3.92% at the end of June, giving up 3 1/2 points in price. Additionally, auto company bonds constant widening relative to treasuries has begun to pressure spreads in the corporate bond sector. We expect that to continue as we view this sector as vulnerable to bad news.

The market seems to be pricing in higher inflation over the next several quarters. Federal Reserve officials' comments of late have made the point that they are concerned about inflationary pressures seeping throughout the economy. It is now unclear how much higher the Fed will raise rates to dampen inflationary pressures. As real rates (after inflation) remain low, we see greater risk in bond prices moving lower.

Cumberland Advisors has been notified that we will no longer manage the Cumberland Taxable Bond Mutual Fund. We were asked to liquidate the portfolio in order to return funds to shareholders. This was done promptly and with best execution in mind. We thank the board of directors and shareholders for giving us the opportunity to manage these assets.

Respectfully,

Peter Demirali
Vice President and Portfolio Manager
Cumberland Advisors

McGLINN BALANCED PORTFOLIO
CUMULATIVE PERFORMANCE
For the Period from April 30, 1999 to October 31, 2005
--------------------------------------------------------------------------------

[The following table was represented as a bar chart in the printed material.]

             Date                  Class A              Benchmark
             ----                  -------              ---------
            04/30/99               10,000                10,000
            07/31/99               10,090                 9,926
            10/31/99                9,766                10,158
            01/31/00                9,652                10,286
            04/30/00               10,004                10,658
            07/31/00                9,666                10,698
            10/31/00               10,319                10,825
            01/31/01               10,756                10,777
            04/30/01               10,639                10,302
            07/31/01               10,511                10,292
            10/31/01                9,831                 9,820
            01/31/02               10,211                10,105
            04/30/02               10,194                 9,933
            07/31/02                9,244                 9,325
            10/31/02                9,223                 9,368
            01/31/03                9,126                 9,355
            04/30/03                9,470                 9,778
            07/31/03               10,093                10,053
            10/31/03               10,560                10,490
            01/31/04               11,259                11,012
            04/30/04               11,023                10,874
            07/31/04               10,958                10,934
            10/31/04               11,160                11,266
            01/31/05               11,431                11,583
            04/30/05               11,243                11,504
            07/31/05               11,740                11,953
            10/31/05               11,667                11,812

60% S&P 500
40% Lehman Aggregate Index

                                                                     Average Annualized Total Return
                                    -----------------------------------------------------------------------------------------------
                                                                                                           Commencement of
                                               1 Year                          5 Year                 operations through 10/31/05
                                    ---------------------------     ----------------------------      -----------------------------
                                            with        without             with         without              with         without
                                    sales charge   sales charge     sales charge    sales charge      sales charge     sales charge
Class A (inception date 04/30/1999)       (1.21)%          4.54%            1.33%           2.49%             1.51            2.40%
S&P 500**                                   n/a            8.72%             n/a           (1.73)%             n/a           5.932)%
Lehman Aggregate Bond Index**               n/a            1.14%             n/a            6.32%              n/a           (2.26)%

----------
(a) The performance data noted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their orginal cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end standardized performance, please call toll-free (866) 207-5175.

(b) Effective February 27, 2004, the Class A shares began charging a front-end sales charge of 5.50%.

(c) The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions.

** The Lehman Aggregate Bond Index is an unmanaged index measuring the relative performance of a basket containing a broad range of fixed income securities. The S&P 500 Index is a widely recognized, unmanaged index of the 500 largest capitalization companies in the United States.

CUMBERLAND TAXABLE INCOME PORTFOLIO
CUMULATIVE PERFORMANCE
For the Period from August 30, 2000 to October 31, 2005
--------------------------------------------------------------------------------

[The following table was represented as a bar chart in the printed material.]

                                         Benchmark         Benchmark
          Date          Class A        Gov't/Credit       US Aggregate
         --------       -------        ------------       ------------
         08/30/00        10,000           10,000             10,000
         10/31/00        10,083           10,141             10,276
         01/31/01        10,841           10,694             10,813
         04/30/01        11,069           10,773             10,915
         07/31/01        11,263           11,158             11,269
         10/31/01        11,617           11,695             11,772
         01/31/02        11,470           11,496             11,629
         04/30/02        11,746           11,578             11,771
         07/31/02        12,316           11,926             12,119
         10/31/02        12,599           12,337             12,466
         01/31/03        12,682           12,671             12,731
         04/30/03        12,706           13,018             13,004
         07/31/03        12,465           12,775             12,775
         10/31/03        12,720           13,099             13,078
         01/31/04        12,813           13,383             13,349
         04/30/04        12,671           13,252             13,241
         07/31/04        12,710           13,378             13,394
         10/31/04        12,975           13,829             13,802
         01/31/05        12,988           13,916             13,904
         04/30/05        13,030           13,933             13,938
         07/31/05        13,076           14,039             14,037
         10/31/05        12,891           13,940             13,959

                                      Average Annualized Total Returns at October 31, 2005
                                  ------------------------------------------------------------
                                             1 Year                      Since Inception
                                  ---------------------------     ----------------------------
                                          with        without             with         without
                                  sales charge   sales charge     sales charge    sales charge
Class A (inception date 08/30/2000)     (4.03)%          0.23%            4.15%           5.03%
Lehman Aggregate Bond Index**             n/a            1.14%             n/a            6.36%
Lehman Government/Credit Index**          n/a            0.80%             n/a            6.55%

----------
(a) The performance data noted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their orginal cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end standardized performance, please call toll-free (866) 207-5175.

(b) Effective February 27, 2004, the Class A shares began charging a front-end sales charge of 4.25%.

(c) The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions.

** The Lehman Aggregate Bond Index is an unmanaged index measuring the relative performance of a basket containing a broad range of fixed income securities. The Lehman Government/Credit Index is an unmanaged index measuring the relative performance of a basket of investment grade fixed income securities.

PORTFOLIO HOLDINGS (unaudited)

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in the their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with such requirement.


--------------------------------------------------------------------------------
MCGLINN BALANCED PORTFOLIO                                      October 31, 2005

                                Top Ten Holdings
                                (% of Net Assets)

FNMA 4.75%, 01/02/2007                                                     3.24%
Proctor & Gamble                                                           2.09%
Lehman Brothers Holdings, Inc.                                             1.70%
Pemex Project Funding Master Trust                                         1.65%
FNMA 4.50%, 05/01/2020                                                     1.51%
FHLMC 4.00%, 05/01/2009                                                    1.21%
Compass Bank                                                               1.13%
Core Investment Grade Bond Trust I                                         0.03%
Dime Bancorp Warrants                                                      0.01%
                                                                          -----
                                                                          12.57%
                                                                          =====

                                Asset Allocation
                                (% of Net Assets)

Corporate Bond                                                             6.60%
Government                                                                 5.96%
Warrants                                                                   0.01%
Other Assets less Liabilities, Net                                        87.43%
                                                                         ------
                                                                         100.00%
                                                                         ======
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMBERLAND TAXABLE INCOME PORTFOLIO                             October 31, 2005

                                Top Ten Holdings
                                (% of Net Assets)

None                                                                       0.00%
                                                                           ----
                                                                           0.00%
                                                                           ====

                                Asset Allocation
                                (% of Net Assets)

Other Assets less Liabilities, Net                                       100.00%
                                                                         ------
                                                                         100.00%
                                                                         ======
--------------------------------------------------------------------------------

Expenses (unaudited)

As a shareholder of the Penn Street Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs," (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2005, through October 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

McGlinn Balanced Portfolio

                                                                              Expenses Paid
                                                                              During Period*
                                         Beginning             Ending          May 1, 2005
                                       Account Value        Account Value        Through
                                        May 1, 2005      October 31, 2005    October 31, 2005
Actual - Class A                         $1,000.00           $1,037.60         $    8.99
Hypothetical - Class A
    (5% return before expenses)           1,000.00            1,016.38              8.89

Expenses are equal to the Fund's annualized expense ratio of 1.75% for Class A, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 3.76 for Class A for the six-month period of May 1, 2005, to October 31, 2005.

Cumberland Taxable Income Portfolio

                                                                              Expenses Paid
                                                                              During Period*
                                           Beginning           Ending          May 1, 2005
                                         Account Value      Account Value         Through
                                          May 1, 2005    October 31, 2005    October 31, 2005
Actual - Class A                          $1,000.00         $  998.09         $    8.81
Hypothetical - Class A
      (5% return before expenses)          1,000.00          1,016.38              8.89

* Expenses are equal to the Fund's annualized expense ratio of 1.75% for Class A, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of (0.19)% for Class A for the six-month period of May 1, 2005, to October 31, 2005.

McGlinn Balanced Portfolio
Schedule of Investments
October 31, 2005

                                                                                                 Principal
                                                                                                   Amount              Value
                                                                                                 ---------           -----------
CORPORATE BONDS - 6.60%
Banks - 1.13%
Compass Bank
   2.80%, 08/19/2009                                                                               $ 3,636           $     3,482
                                                                                                                     -----------

Diversified Financial Services - 1.73%
Core Investment Grade Bond Trust I
   4.659%, 11/30/2007                                                                                   88                    88
Lehman Brothers Holdings, Inc.
   8.25%, 06/15/2007                                                                                 5,000                 5,250
                                                                                                                     -----------
                                                                                                                           5,338
                                                                                                                     -----------

Household Products/Wares - 2.09%
Procter & Gamble
   9.36%, 01/01/2021                                                                                 5,000                 6,449
                                                                                                                     -----------

Oil & Gas - 1.65%
Pemex Project Funding Master Trust
   6.125%, 08/15/2008                                                                                5,000                 5,107
                                                                                                                     -----------
TOTAL CORPORATE BONDS (Cost $20,887)                                                                                      20,376
                                                                                                                     -----------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.96%
FHLMC - 1.21%
   Pool M, 4.00%, 05/01/2009                                                                         3,825                 3,740

FNMA - 4.75%
   Pool 814349, 4.50%, 03/01/2020                                                                    4,815                 4,658
   4.75%, 01/02/2007                                                                                10,000                10,012
                                                                                                                     -----------
                                                                                                                          14,670
                                                                                                                     -----------

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $18,746)                                                                 18,410
                                                                                                                     -----------
                                                                                                   Shares               Value
                                                                                                 ---------           -----------
WARRANTS - 0.01%
Dime Bancorp, Inc. (a)                                                                                 300                    39
                                                                                                                     -----------
TOTAL WARRANTS (Cost $44)                                                                                                     39
                                                                                                                     -----------
SHORT TERM INVESTMENTS - 83.12%
Money Market Funds - 83.12%
Harleysville National Bank Money Market Fund                                                       256,624               256,624
                                                                                                                     -----------
TOTAL SHORT TERM INVESTMENTS (Cost $256,624)                                                                             256,624
                                                                                                                     -----------
Total Investments (Cost $296,301) - 95.69%                                                                               295,449
Other Assets in Excess of Liabilities, Net 4.31%                                                                          13,305
                                                                                                                     -----------
TOTAL NET ASSETS - 100.00%                                                                                           $   308,754
                                                                                                                     ===========

(a)   Non-income producing security

The accompanying notes are an integral part of the financial statements.

Cumberland Taxable Income Portfolio
Schedule of Investments
October 31, 2005

                                                                                                  Shares                 Value
                                                                                                 ---------           -----------

SHORT TERM INVESTMENTS - 100.28%
Money Market Funds - 100.28%
Harleysville National Bank Money Market Fund                                                       335,126           $   335,126
                                                                                                                     -----------
TOTAL SHORT TERM INVESTMENTS (Cost $335,126)                                                                             335,126
                                                                                                                     -----------
Total Investments (Cost $335,126) - 100.28%                                                                              335,126
Liabilities in Excess of Other Assets, Net (0.28)%                                                                          (928)
                                                                                                                     -----------
TOTAL NET ASSETS - 100.00%                                                                                           $   334,198
                                                                                                                     ===========

The accompanying notes are an integral part of the financial statements.

The Penn Street Fund, Inc.
Statements of Assets and Liabilities
October 31, 2005

                                                                                                            Cumberland
                                                                                  McGlinn Balanced       Taxable Income
                                                                                      Portfolio             Portfolio
                                                                                  ----------------       --------------
ASSETS
  Investments, at Cost                                                                  $ 296,301           $ 335,126

  Investments in securities, at value                                                   $ 295,449           $ 335,126
  Receivables:
   Securities sold                                                                         13,552                  --
   Interest and dividends                                                                   1,214               1,151
   Due from Administrator                                                                      --                 325
   Due from Advisor                                                                         2,570               1,425
   Prepaid expenses                                                                           829               1,117
                                                                                        ---------           ---------
     Total Assets                                                                         313,614             339,144
                                                                                        ---------           ---------

LIABILITIES
 Payables for:
   Administrator fees (Accounting, Distribution, Transfer Agent)                              120                 164
   Distribution fees - Class A                                                                 76                 104
   Directors' fees                                                                             75                  75
   Accrued Expenses                                                                         4,589               4,603
                                                                                        ---------           ---------
     Total Liabilities                                                                      4,860               4,946
                                                                                        ---------           ---------

NET ASSETS                                                                              $ 308,754           $ 334,198
                                                                                        =========           =========

 Net assets consist of:
 Common stock, $0.01 par value (1,000,000,000 shares authorized)                        $     219           $     264
 Paid-in capital                                                                          990,071             339,160
 Undistributed net investment income                                                          791                  --
 Accumulated net realized gain/(loss) on investments                                     (681,475)             (5,226)
 Net unrealized depreciation on investments                                                  (852)                 --
                                                                                        ---------           ---------
                                                                                        $ 308,754           $ 334,198
                                                                                        =========           =========

                                                                                        ---------           ---------
 Shares of beneficial interest issued and outstanding                                      21,873              26,432
                                                                                        ---------           ---------
 Net asset value and redemption price per share ($308,754/21,873
 shares, $334,198/26,432 shares, respectively)                                          $   14.12           $   12.64
                                                                                        =========           =========
 Maximum offering price per share1 ($14.12/0.945, $12.64/0.9575, respectively)          $   14.94           $   13.20
                                                                                        =========           =========

(1) Net asset value plus a sales charge of 5.50% and 4.25%, respectively of the offering price.

   The accompanying notes are an integral part of the financial statements .

The Penn Street Fund, Inc.
Statements of Operations
For the Year Ended October 31, 2005

                                                                                          Cumberland
                                                                     McGlinn Balanced    Taxable Income
                                                                        Portfolio          Portfolio
                                                                     ----------------    --------------
INVESTMENT INCOME
 Interest                                                               $ 15,651           $ 55,385
 Dividends                                                                10,351              2,242
                                                                        --------           --------
   Total Income                                                           26,002             57,627
                                                                        --------           --------

EXPENSES
 Advisory fees                                                             7,747             12,321
 Administrator fees (Accounting, Distribution, Transfer Agent)             3,896              5,894
 Custody fees                                                                553              1,174
 Distribution fees - Class A                                               2,432              3,682
 Distribution fees - Class C                                                  10                 10
 Professional fees                                                         5,764              7,588
 Trustee fees                                                              2,025              2,059
 Insurance                                                                 1,701              3,379
 Printing                                                                    965              1,410
 Registration                                                              1,155              1,847
 Officer's Compensation                                                      966              1,401
 Other operating expenses                                                  5,897              3,129
                                                                        --------           --------

   Total expenses before waivers and reimbursements                       33,111             43,894
   Less: waivers and reimbursements                                      (16,055)           (18,113)
                                                                        --------           --------
   Total expenses after waivers and reimbursements                        17,056             25,781

Net Investment Income                                                      8,946             31,846
                                                                        --------           --------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
 Net realized gain/(loss) on investments                                  82,163             (4,758)
 Net change in unrealized appreciation/(depreciation)
  on investments                                                         (42,307)           (20,722)
                                                                        --------           --------
 Net realized and unrealized gain/(loss) on investments                   39,856            (25,480)
                                                                        --------           --------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                              $ 48,802           $  6,366
                                                                        ========           ========

   The accompanying notes are an integral part of the financial statements.

The Penn Street Fund, Inc.
Statements of Changes in Net Assets

                                                                                McGlinn Balanced Portfolio
                                                                         -----------------------------------------
                                                                         For the Year Ended     For the Year Ended
                                                                          October 31, 2005       October 31, 2004
                                                                         ------------------     ------------------
INCREASE IN NET ASSETS
Operations
   Net investment income                                                      $     8,946           $     5,861
   Net realized gain on investments                                                82,163                33,280
   Net increase/(decrease) in unrealized appreciation/(depreciation)
     on investments                                                               (42,307)               24,300
                                                                              -----------           -----------
              Net increase in net assets
               resulting from operations                                           48,802                63,441
                                                                              -----------           -----------

Dividends and distributions to shareholders from
   Net investment income - Class A (Note 6)                                        (8,771)               (6,241)
   Net investment income - Class C (Note 6)                                            (5)                   --
   Net realized capital gain - Class A (Note 6)                                        --                    --
   Net realized capital gain - Class C (Note 6)                                        --                    --
                                                                              -----------           -----------
              Total dividends and distributions to shareholders                    (8,776)               (6,241)
                                                                              -----------           -----------

Capital share transactions
   Decrease in net assets derived from
    capital share transactions (Note 7)                                          (809,930)             (111,490)
                                                                              -----------           -----------

Total decrease in net assets                                                     (769,904)              (54,290)

NET ASSETS
    Beginning of year                                                           1,078,658             1,132,948
                                                                              -----------           -----------
    End of year                                                               $   308,754           $ 1,078,658
                                                                              ===========           ===========
    Undistributed net investment income                                       $       791           $       621
                                                                              ===========           ===========

   The accompanying notes are an integral part of the financial statements.

The Penn Street Fund, Inc.
Statements of Changes in Net Assets (continued)

                                                                               Cumberland Taxable Income Portfolio
                                                                             -----------------------------------------
                                                                             For the Year Ended     For the Year Ended
                                                                              October 31, 2005       October 31, 2004
                                                                             ------------------     ------------------
INCREASE IN NET ASSETS
Operations
   Net investment income                                                          $    31,846           $    45,024
   Net realized gain/(loss) on investments                                             (4,758)               20,616
   Net decrease in unrealized appreciation/(depreciation) on investments              (20,722)              (19,547)
                                                                                  -----------           -----------
              Net increase in net assets
               resulting from operations                                                6,366                46,093
                                                                                  -----------           -----------

Dividends and distributions to shareholders from
   Net investment income - Class A (Note 6)                                           (38,445)              (38,859)
   Net investment income - Class C (Note 6)                                               (25)                   (9)
   Net realized capital gain - Class A (Note 6)                                       (10,440)                   --
   Net realized capital gain - Class C (Note 6)                                            (9)                   --
           Total dividends and distributions to shareholders                          (48,919)              (38,868)
                                                                                  -----------           -----------

Capital share transactions
   Decrease in net assets derived from
    capital share transactions (Note 7)                                            (1,518,660)             (629,811)
                                                                                  -----------           -----------

Total decrease in net assets                                                       (1,561,213)             (622,586)

NET ASSETS
    Beginning of year                                                               1,895,411             2,517,997
                                                                                  -----------           -----------

    End of year                                                                   $   334,198           $ 1,895,411
                                                                                  ===========           ===========

    Undistributed net investment income                                           $        --           $     6,156
                                                                                  ===========           ===========

   The accompanying notes are an integral part of the financial statements.

The Penn Street Fund, Inc.
Financial Highlights
For a share outstanding throughout each year

                                                                          McGlinn Balanced Portfolio - Class A
                                                    -------------------------------------------------------------------------------
                                                    Year Ended       Year Ended        Year Ended      Year Ended      Year Ended
                                                    October 31,      October 31,       October 31,     October 31,     October 31,
                                                      2005               2004              2003             2002            2001
                                                    ---------         ---------         ---------        ---------       ---------
Net Asset Value, Beginning of Year                  $   13.65         $   12.99         $   11.44        $   12.45       $   13.25
                                                    ---------         ---------         ---------        ---------       ---------

Income from investment operations
  Net investment income                                  0.18              0.07              0.11             0.23            0.20
  Net realized and unrealized gain/(loss)
    on investments                                       0.44              0.67              1.54            (0.99)          (0.82)
                                                    ---------         ---------         ---------        ---------       ---------
    Total from investment operations                     0.62              0.74              1.65            (0.76)          (0.62)
                                                    ---------         ---------         ---------        ---------       ---------

Less dividends and distributions
  Dividends from net investment income                  (0.15)            (0.08)            (0.10)           (0.25)          (0.18)
  Distributions from net realized capital gains            --                --                --               --              --
                                                    ---------         ---------         ---------        ---------       ---------
    Total dividends and distributions                   (0.15)            (0.08)            (0.10)           (0.25)          (0.18)
                                                    ---------         ---------         ---------        ---------       ---------

Net Asset Value, End of Year                        $   14.12         $   13.65         $   12.99        $   11.44       $   12.45
                                                    =========         =========         =========        =========       =========

TOTAL RETURN                                             4.54%             5.68%            14.50%           (6.19%)         (4.72%)

RATIOS / SUPPLEMENTAL DATA
 Net assets, end of year (in thousands)             $     309         $   1,078         $   1,133        $   1,247       $   1,195
 Ratio of expenses to average net assets
   before reimbursement of expenses
   by advisor                                            3.40%             3.12%             2.62%            2.54%           2.77%
   after reimbursement of expenses
   by advisor                                            1.75%             1.75%             1.75%            1.59%           1.75%
 Ratio of net investment income/(loss) to
   average net assets
   before reimbursement of expenses by
   advisor                                              (0.73%)           (0.87%)            0.01%            0.99%           1.49%
   after reimbursement of expenses
   by advisor                                            0.92%             0.50%             0.88%            1.95%           2.51%

Portfolio Turnover Rate                                    27%               46%              116%             109%             62%

   The accompanying notes are an integral part of the financial statements.

The Penn Street Fund, Inc.
Financial Highlights
For a share outstanding throughout each year
(continued)

                                                                      Cumberland Taxable Income Portfolio - Class A
                                                       -------------------------------------------------------------------------
                                                      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                                      October 31,     October 31,     October 31,     October 31,     October 31,
                                                          2005            2004            2003            2002            2001
                                                       ---------       ---------       ---------       ---------       ---------
Net Asset Value, Beginning of Year                     $   13.12       $   13.07       $   14.15       $   13.77       $   12.10
                                                       ---------       ---------       ---------       ---------       ---------

Income from investment operations
  Net investment income                                     0.34            0.25            0.16            0.26            0.66
  Net realized and unrealized gain/(loss)
     on investments                                        (0.31)           0.01           (0.03)           0.85            1.09
                                                       ---------       ---------       ---------       ---------       ---------
    Total from investment operations                        0.03            0.26            0.13            1.11            1.75
                                                       ---------       ---------       ---------       ---------       ---------

Less dividends and distributions
  Dividends from net investment income                     (0.40)          (0.21)          (0.22)          (0.67)          (0.08)
  Distributions from net realized capital gains            (0.11)             --           (0.99)          (0.06)             --
                                                       ---------       ---------       ---------       ---------       ---------
    Total dividends and distributions                      (0.51)          (0.21)          (1.21)          (0.73)          (0.08)
                                                       ---------       ---------       ---------       ---------       ---------
Net Asset Value, End of Year                           $   12.64       $   13.12       $   13.07       $   14.15       $   13.77
                                                       =========       =========       =========       =========       =========

TOTAL RETURN                                                0.23%           2.00%           0.96%           8.45%          14.54%

RATIOS / SUPPLEMENTAL DATA
 Net assets, end of year (in thousands)                $     334       $   1,894       $   2,518       $   3,770       $   1,981
 Ratio of expenses to average net assets
   before reimbursement of expenses
   by advisor                                               2.98%           2.76%           2.35%           2.01%           2.36%
   after reimbursement of expenses
   by advisor                                               1.75%           1.75%           1.75%           1.66%           1.75%
 Ratio of net investment income to
   average net assets
   before reimbursement of expenses by advisor              0.98%           0.83%           0.47%           2.84%           5.00%
   after reimbursement of expenses
   by advisor                                               2.21%           1.84%           1.07%           3.19%           5.61%
Portfolio Turnover Rate                                       31%             94%            187%            162%             29%

The Penn Street Fund, Inc.
Notes to Financial Statements
October 31, 2005

NOTE (1) ORGANIZATION

The Penn Street Fund Inc. (the "Fund") was organized as a Maryland corporation on July 6, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund currently is authorized to issue one billion (1,000,000,000) shares of common stock, with a par value of $0.01 per share, and may classify multiple series. The Fund currently consists of four series of shares, two of which, the McGlinn Balanced Portfolio and the Cumberland Taxable Income Portfolio (each a "Portfolio" and collectively, the "Portfolios") are covered by this report. Each Portfolio is authorized to offer two Classes of shares: Class A and Class C shares. Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class bears different distribution expenses. Each Class of shares has exclusive voting rights with respect to matters that affect just that Class. Income, expenses (other than expenses attributable to a specific Class) and realized and unrealized gains or losses on investments are allocated to each Class of shares based on relative net assets. On September 13, 2005, the Board of Directors of the Fund approved a Plan of Liquidation on behalf of each of the Portfolios. Each Portfolio is presently in the process of orderly liquidating itself (See Note 9, below).

NOTE (2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. These policies are in accordance with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION. Each Portfolio's investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time (3:00 p.m. for securities of fixed income portfolios), on the day of valuation. Securities included in the NASDAQ National Market System are valued at the NASDAQ official closing price. Other securities traded in the over-the-counter market, and listed securities for which no sale was reported on that date, are valued at the most recent bid price. Other assets and securities for which no quotations are readily available or for which the Fund's master investment adviser believes do not reflect market value are valued at fair value as determined in good faith by the Fund's master investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost, which approximates fair market value. The Portfolios may value their held securities by using an independent pricing service.

B. FEDERAL INCOME TAXES. No provision has been made for federal income taxes or personal holding company taxes since it is the policy of each Portfolio to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and personal holding companies and to make sufficient distributions of taxable income to relieve it from substantially all federal income taxes.

C. INVESTMENT TRANSACTIONS. Investment transactions are recorded based on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Discounts and premiums on debt securities are amortized/accreted to income over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.

D. DISTRIBUTIONS TO SHAREHOLDERS. Each Portfolio generally declares dividends quarterly, on a date selected by the Fund's Board of Directors. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. Each Portfolio may make a supplemental distribution subsequent to the end of its fiscal year ending October 31.

E. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the

The Penn Street Fund, Inc.
Notes to Financial Statements
October 31, 2005

reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F. OTHER. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As described in Note 9 to the financial statements, the Board of Directors of Penn Street Fund, Inc. approved a plan of liquidation on September 13, 2005 on behalf of McGlinn Balanced Portfolio and Cumberland Taxable Income Portfolio and the Portfolios commenced liquidation shortly thereafter. As a result, the Portfolios have changed their basis of accounting for periods subsequent to September 13, 2005 from the going-concern basis to a liquidation basis.

NOTE (3) PURCHASES AND SALES OF INVESTMENTS

The following is a summary of the cost of purchases and proceeds from the sale of securities, other than short-term investments, for the fiscal year ended October 31, 2005:

Funds                                               Purchases         Sales
---------------------------------------------       ---------         -----
McGlinn Balanced Portfolio                          $212,024        $1,276,667
Cumberland Taxable Income Portfolio                  384,092         2,089,324

NOTE (4) INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

A. INVESTMENT ADVISORY AGREEMENT. Penn Street Investment Advisors, Inc. ("PSIA") serves as the Master Investment Adviser to each Portfolio under a "manager of managers" arrangement. The Board of Directors originally approved such arrangement in 2001. Under the Master Investment Advisory Agreement, PSIA is authorized to engage persons, subject to Board and shareholder approval, to serve the Portfolios as sub-advisors. McGlinn Capital Management, Inc. ("McGlinn") currently serves as the sub-adviser to the McGlinn Balanced Portfolio and Cumberland Advisors, Inc. ("Cumberland") currently serves as the sub-adviser to the Cumberland Taxable Income Portfolio.

Prior to March 2, 2005, PSIA was controlled by CITCO (Quaker Holdings), Inc. ("CQH"). On March 2, 2005, majority ownership (57%) of PSIA was transferred to RMH LLC, which is owned by G. Michael Mara, William R. Henry and Dr. Philip P. Ripepi. CQH retains a 38% ownership and John G. Roman, President and CEO of PSIA, has a 5% ownership interest. In connection with this change, the Master Investment Advisory Agreement and each Sub-Advisory Agreement were approved by the shareholders on February 15, 2005. In addition, each Sub-Advisory Agreement was considered and re-approved at a regular meeting of the Board of Directors of the Fund held on June 14, 2005.

On July 1, 2005, an internal change in control occurred involving the ownership of Cumberland. This change in control caused the Sub-Advisory Agreement between PSIA, Cumberland and the Fund to terminate automatically pursuant to the requirements of Section 15 of the 1940 Act. Cumberland has agreed continue to serve as the sub-adviser to the Cumberland Taxable Income Portfolio, for no fee, until its orderly liquidation (See Note 9, below).

On July 27, 2005, The CITCO Group Limited (the "CITCO Group"), the ultimate parent corporation of CQH, and a controlling person of PSIA, completed an internal change of its ownership structure at its top levels (the "CITCO Group Transaction"). Under federal securities laws, these changes in the ownership structure of the CITCO Group constituted a change in control of the CITCO Group, which operated to terminate the March 2, 2005 master investment advisory

The Penn Street Fund, Inc.
Notes to Financial Statements
October 31, 2005

agreement. Since PSIA is a party to the Sub-Advisory Agreement for the McGlinn Balanced Portfolio, the termination of the March 2, 2005 master investment advisory agreement also caused such Sub-Advisory Agreement to terminate. These terminations occurred automatically at the time of the CITCO Group Transaction pursuant to the requirements of Section 15 of the 1940 Act.

To assure that PSIA could continue to oversee the investment operations of each Portfolio, the Board of Directors of the Fund approved an Interim Master Investment Advisory Agreement between the Fund and PSIA pursuant to the requirements of Rule 15a-4(b)(2) under the 1940 Act. In addition, the Board of Directors of the Fund also approved an Interim Sub-Advisory Agreement between PSIA, McGlinn and the Fund on behalf of the McGlinn Balanced Portfolio (referred to collectively, with the Interim Master Investment Advisory Agreement, as the "Interim Agreements") pursuant to the same requirements of the 1940 Act. Since the Sub-Advisory Agreement between PSIA, Cumberland and the Fund had already terminated, no interim agreement was entered into on behalf of the Cumberland Taxable Income Portfolio. The Interim Agreements each became effective on July 27, 2005, following the termination of the March 2, 2005 agreements. The Interim Agreements will continue for the shorter of: (i) the date on which each Portfolio completes its orderly liquidation; or (ii) 150 days (i.e., until Saturday, December 24, 2005).

Under the old Master Investment Advisory Agreement, each Portfolio paid PSIA a monthly fee equal to an annual rate of 1.00%. No compensation is being paid in connection with the Interim Master Investment Advisory Agreement. PSIA, through sub-advisers it retains, provides each Portfolio with a continuous investment program and selects brokers and dealers to effect securities transactions for the Portfolios.

B. SUB-ADVISORY AGREEMENTS. Pursuant to the March 2, 2005 Sub-Advisory Agreement (and the Interim Sub-Advisory Agreement) between McGlinn, PSIA and the Fund, McGlinn agreed to provide the McGlinn Balanced Portfolio with day-to-day investment management services, including providing a continuous investment program, a trading department, and the selection of brokers and dealers to effect securities transactions. As compensation for its services under the March 2, 2005 Sub-Advisory Agreement (and prior sub-advisory agreements), PSIA paid McGlinn a monthly fee equal to the annual rate of 0.60% of the McGlinn Balanced Portfolio's average daily net assets. This fee was paid by PSIA from the fees it received as Master Investment Advisor and not by the McGlinn Balanced Portfolio. No compensation is being paid in connection with the Interim Sub-Advisory Agreement.

Pursuant to the March 2, 2005 Sub-Advisory Agreement between Cumberland, PSIA and the Fund, Cumberland agreed to provide the Cumberland Taxable Income Portfolio with day-to-day investment management services, including providing a continuous investment program, a trading department, and the selection of brokers and dealers to effect securities transactions. As compensation for its services under the March 2, 2005 Sub-Advisory Agreement (and prior sub-advisory agreements), PSIA paid Cumberland a monthly fee equal to the annual rate of 0.38% of the Cumberland Taxable Income Portfolio's average daily net assets. This fee was paid by PSIA from the fees it received as Master Investment Advisor and not by the Cumberland Taxable Income Portfolio. No compensation is being paid to Cumberland for its assistance in the orderly liquidation of the Cumberland Taxable Income Portfolio.

C. EXPENSE LIMITATION AGREEMENTS. PSIA, each sub-advisor and other service providers to the Portfolios have voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, brokerage and extraordinary expenses) in order to attempt to maintain a net total annual operating expense ratio of 1.75% for the Class A shares and 2.50% for the Class C shares of the McGlinn Balanced Portfolio and Cumberland Taxable Income Portfolio. Accordingly, for the period ended October 31, 2005, PSIA waived fees and/or reimbursed expenses of $18,047 and $19,791 for the McGlinn Balanced Portfolio and Cumberland Taxable Income Portfolio, respectively. These voluntary expense waivers and/or reimbursements may be terminated at any time without notice.

D. ADMINISTRATION AGREEMENT. On September 1, 2001, the Fund's Board of Directors engaged Citco Mutual Fund Services, Inc. ("CMFS") as transfer and dividend disbursing agent, fund accounting agent and administrator to the Fund

The Penn Street Fund, Inc.
Notes to Financial Statements
October 31, 2005

under a written agreement with the Fund of the same date. CQH owns 85% of CMFS' stock and is a controlling shareholder of PSIA, the Fund's Master Investment Adviser. Accordingly, CMFS and PSIA are affiliated parties. The services provided include the administration of the Fund's business affairs, dividend disbursing agent, preparation of certain Fund records and documents, record keeping and accounting services. For its services to the Fund, CMFS is paid a fee based on the aggregate assets of all the Portfolios, on a declining scale as follows: 0.40% annually of average daily net assets on the first $100 million in Fund assets, 0.30% annually of average daily net assets above $100 million and up to $200 million in Fund assets, 0.25% annually of average daily net assets above $200 million and up to $300 million in Fund assets, 0.20% annually of average daily net assets above $300 million and up to $500 million in Fund assets, and 0.15% annually of average daily net assets above $500 million in Fund assets.

NOTE (5) DISTRIBUTION PLANS

Citco Mutual Fund Distributors, Inc. (the "Distributor") serves as each Portfolio's principal distributor pursuant to a Distribution Agreement. The Distributor is a wholly-owned subsidiary of CMFS and an affiliate of PSIA.

Class A - The Class A shares of each Portfolio have adopted a Rule 12b-1 Distribution Plan (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Portfolio may make monthly payments at a maximum rate of 0.25% per annum of the average daily assets of each Portfolio's Class A shares for providing distribution and/or shareholder services. These services can include, but are not limited to promotion of the sale of each Portfolio's shares, preparation of advertising and promotional materials, payment of compensation to persons who have been instrumental in the sale of Portfolio shares, and for other services and materials, including the cost of printing Fund prospectuses, reports and advertising material provided to investors, payments to entities that provide personal service and account maintenance to accounts that hold shares of the respective Portfolios and to defray overhead expense of the Distributor incurred in connection with the promotion and sale of Fund shares.

Class C - The Class C shares of each Portfolio have adopted a Rule 12b-1 Distribution Plan (the "Class C Plan") pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan provides that each Portfolio may make monthly payments at a maximum rate of 0.75% per annum of the average daily assets of each Portfolio's Class C shares for providing distribution and/or shareholder services. These services can include, but are not limited to promotion of the sale of each Portfolio's shares, preparation of advertising and promotional materials, payment of compensation to persons who have been instrumental in the sale of Portfolio shares, and for other services and materials, including the cost of printing Fund prospectuses, reports and advertising material provided to investors, payments to entities that provide personal service and account maintenance to accounts that hold shares of the respective Portfolios and to defray overhead expense of the Distributor incurred in connection with the promotion and sale of Fund shares.

The Class C Plan also provides that each Portfolio will compensate the Distributor with a servicing fee at the rate of 0.25% per annum of the average net assets of each Portfolio's Class C shares. The servicing fee shall be used to pay, among other things, assisting in establishing and maintaining customer accounts and records, assisting with purchases and redemption requests, arranging for bank wires, monitoring dividend payments from the Fund on behalf of customers, furnishing personal services and maintaining shareholder accounts, facilitating certain shareholder communications from the Fund to the customers, receiving and answering correspondence and aiding in maintaining the investment of the Fund's Class C shareholders.

During the year ended October 31, 2005, the Distributor earned Class Plan A payments of $2,432 and $3,682 in connection with the purchase of investment company shares by the McGlinn Balanced Portfolio and the Cumberland Taxable Income Portfolio, respectively.

The Penn Street Fund, Inc.
Notes to Financial Statements
October 31, 2005

During the year ended October 31, 2005, the Distributor earned Class Plan C payments of $10 and $10 in connection with the purchase of investment company shares by the McGlinn Balanced Portfolio and the Cumberland Taxable Income Portfolio, respectively.

NOTE (6) TAX MATTERS

Net Investment income (loss) and net realized gains (losses) may differ for financial statement and federal income tax purposes primarily due to investments, which may have a different basis for financial statement and federal income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that each Portfolio recorded the income or realized gains.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                                                         Long-Term
                                                          Capital
                                              Income       Gains       Total
                                              ------       -----       -----
McGlinn Balanced Portfolio     10/31/2005     $ 8,776     $    --     $ 8,776
                               10/31/2004     $ 6,241     $    --     $ 6,241
Cumberland Taxable Income
Portfolio                      10/31/2005     $38,470     $10,449     $48,919
                               10/31/2004     $38,868     $    --     $38,868

**The primary difference between book basis and tax basis, if any, is the treatment of short-term capital gain distributions as ordinary income distributions for federal income tax purposes.

The tax character of distributable earnings at October 31, 2005 was as follows:

---------------------------------------------------------------------------------------------------------------
                                        Undistributed        Unrealized                               Total
                                          Ordinary         Appreciation/       Capital loss       Distributable
                                           Income          (Depreciation)      carryforwards         Earnings
---------------------------------------------------------------------------------------------------------------
McGlinn Balanced Portfolio                  $791               ($852)           ($681,475)          ($681,536)
Cumberland Taxable Income
Portfolio                                   $232                 -               ($5,458)            ($5,226)
---------------------------------------------------------------------------------------------------------------

The following information is based upon the federal income tax cost of investment securities as of October 31, 2005:

                                         McGlinn              Cumberland
                                        Balanced            Taxable Income
                                        Portfolio              Portfolio
Gross Unrealized Appreciation           $      --              $      --
Gross Unrealized Depreciation                (852)                    --
                                        ---------              ---------
Net Unrealized Depreciation                  (852)                    --
                                        ---------              ---------
Federal Income Tax Cost                 $ 296,301              $ 335,126
                                        ---------              ---------

The Penn Street Fund, Inc.
Notes to Financial Statements
October 31, 2005

As of October 31, 2005, the Portfolios had the following capital loss carryforwards for Federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

                                   McGlinn          Cumberland
                                  Balanced         Taxable Income
Expires October 31,               Portfolio          Portfolio
                        2006      $515,633           $     --
                        2007      $ 31,488           $     --
                        2008      $ 83,920           $     --
                        2009      $     --           $     --
                        2010      $ 50,434           $     --
                        2011      $     --           $     --
                        2012      $     --           $     --
                        2013      $     --           $  5,458
                                  --------           --------
                                  $681,475           $  5,458
                                  ========           ========

The Penn Street Fund, Inc.
Notes to Financial Statements
October 31, 2005

NOTE (7) FUND SHARE TRANSACTIONS

The following table summarizes the activity in shares of each Portfolio:

                                                                    McGlinn Balanced Portfolio
                                        -----------------------------------------------------------------------------------
                                                      Class                                           Class
                                                        A                                               C
                                        -----------------------------------             -----------------------------------
                                          Shares                   Value                  Shares                  Value
                                        -----------             -----------             -----------             -----------
For the Fiscal Year Ended
October 31, 2005:
Sold                                          1,207             $    16,942                      --             $        --
Reinvested                                      450                   6,325                      --                       5
Redeemed                                    (58,749)               (832,199)                    (71)                 (1,003)
                                        -----------             -----------             -----------             -----------
                                            (57,092)            $  (808,932)                    (71)            $      (998)
                                        ===========             ===========             ===========             ===========
For the Fiscal Year Ended
October 31, 2004:
Sold                                          4,066             $    55,231                      71             $     1,000
Reinvested                                      297                   4,028                      --                      --
Redeemed                                    (12,636)               (171,749)                     --                      --
                                        -----------             -----------             -----------             -----------
                                             (8,273)            $  (112,490)                     71             $     1,000
                                        ===========             ===========             ===========             ===========


                                                                Cumberland Taxable Income Portfolio
                                        -----------------------------------------------------------------------------------
                                                      Class                                           Class
                                                        A                                               C
                                        -----------------------------------             -----------------------------------
                                          Shares                   Value                  Shares                  Value
                                        -----------             -----------             -----------             -----------
For the Fiscal Year Ended
October 31, 2005:
Sold                                          2,498             $    32,683                      --             $        --
Reinvested                                    3,447                  44,453                       2                      34
Redeemed                                   (123,886)             (1,594,829)                    (79)                 (1,001)
                                        -----------             -----------             -----------             -----------
                                           (117,941)            $(1,517,693)                    (77)            $      (967)
                                        ===========             ===========             ===========             ===========
For the Fiscal Year Ended
October 31, 2004:
Sold                                          8,128             $   106,511                      76             $     1,000
Reinvested                                    2,734                  35,712                       1                       9
Redeemed                                    (59,208)               (773,043)                     --                      --
                                        -----------             -----------             -----------             -----------
                                            (48,346)            $  (630,820)                     77             $     1,009
                                        ===========             ===========             ===========             ===========

NOTE (8) OTHER TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of CMFS, the Fund's administrator, PSIA, the Fund's Master Investment Advisor, and the Distributor.

The Penn Street Fund, Inc.
Notes to Financial Statements
October 31, 2005

John A. Lukan, the Chairman of the Board of the Fund was also the President & CEO of Quaker Securities, Inc. ("QSI"), a broker/dealer firm. QSI was an affiliated broker-dealer because it was 100% owned by CQH. On October 6, 2005, QSI liquidated its business and de-registered as a broker-dealer. For the fiscal year ended October 31, 2005, the Portfolios did not pay any brokerage commissions to QSI.

NOTE (9) PLAN OF LIQUIDATION

On September 13, 2005, the Board of Directors of the Fund approved a Plan of Liquidation on behalf of each of the Portfolios. The Plan of Liquidation generally provides that subject to shareholder approval of such Plan of
Liquidation: (i) each Portfolio will proceed to sell or otherwise dispose of all of its assets; (ii) each Portfolio will pay or otherwise provide for the payment of all charges, taxes, expenses and other liabilities and obligations of such Portfolio not assumed by other parties (subject to any applicable expense limitation agreement in place for the Portfolio); and (iii) the proceeds of the sale or other disposition of such assets remaining after paying or providing for all of such liabilities and obligations will be distributed to the shareholders of each respective Portfolio (or in the case of tax-deferred plans, distributed to the custodian or plan administrator of such plans for further disposition) in proportion to the number of shares of such Portfolio held by a shareholder, in one or more payments, all at such times and in such manner as the directors of the Fund consider appropriate.

In connection with this Plan of Liquidation, the Fund ceased voluntary sales of shares on September 14, 2005. Existing shareholders of each Portfolio with arrangements to purchase shares for their accounts through direct deposits, automatic purchase plans, payroll deductions, etc., will be honored through the date of a Portfolio's liquidation. Any additional purchases to one of these Portfolios made through such a plan will be made without the payment of any front-end sales charge.

In connection with such Plan of Liquidation, each Portfolio has liquidated or is in the process of liquidating its investment portfolio and is investing temporarily in cash and cash equivalents. To the extent a Portfolio is so invested, it is not invested towards meeting its stated investment objective.

Subsequent to September 13, 2005 the Portfolios changed to the liquidation basis of accounting. Regulated investment company financial statements prepared on a going concern basis of accounting principles generally accepted in the United States of America require substantially all assets to be valued at market value and liabilities stated at amounts expected to be settled. This basis is consistent with the liquidation basis of accounting so there is no effect on the financial statements relating to the change in basis of accounting.

BRIGGS
BUNTING &
DOUGHERTY, LLP
--------------------------------------------------------------------------------
Certified Public Accountants

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
The Penn Street Fund, Inc.
Malvern, Pennsylvania

We have audited the accompanying statements of assets and liabilities of McGlinn Balanced Portfolio and Cumberland Taxable Income Portfolio, each a series of shares of The Penn Street Fund, Inc., including the schedules of investments, as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2001 were audited by other auditors whose report dated November 30, 2001 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 9 to the financial statements, the Board of Directors of Penn Street Fund, Inc. approved a plan of liquidation on September 13, 2005 on behalf of McGlinn Balanced Portfolio and Cumberland Taxable Income Portfolio and the Portfolios commenced liquidation shortly thereafter. As a result, the Portfolios have changed their basis of accounting for periods subsequent to September 13, 2005 from the going-concern basis to a liquidation basis.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of McGlinn Balanced Portfolio and Cumberland Taxable Income Portfolio as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                      /s/ Briggs, Bunting & Dougherty, LLP
                                      BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
November 17, 2005

The Penn Street Fund, Inc.
Other Matters (Unaudited)
October 31, 2005

DIRECTORS AND OFFICERS

The Directors and Officers of the Fund are listed below. Directors and Officers serve an indefinite term of office.

------------------------------------------------------------------------------------------------------------------------------------
Name, Address & Date of     Position(s)     Term of Office     Principal Occupation(s) During Past        Number of        Other
Birth                       Held with       & Length of        5 Years                                   Portfolios    Directorships
                            the Fund        Time Served                                                   Overseen          Held
------------------------------------------------------------------------------------------------------------------------------------
John A. Lukan               Interested      Mr. Lukan has      Private Investor. Previously, President      Four      None.
                            Director (1),   been a Director    & CEO of CMFS, the Distributor and
83 General Warren Blvd.,    Chairman        since April        PSIA (June 1, 2003 until August 2,
Suite 200                                   2003.              2005); also President & CEO of
Malvern, PA 19355                                              Quaker Securities, Inc., a
                                                               broker/dealer firm (from May 1999
Date of Birth                                                  until August 2, 2005); Managing
(02-15-1963)                                                   Director, Citco Curacao, from
                                                               November 1993 to May 1999. BSc
                                                               from St. Mary's University in 1985.
                                                               MBA, St. Mary's University in 1987.
                                                               Canadian Chartered Accountant,
                                                               1991. Chartered Financial Analyst,
                                                               1999.
------------------------------------------------------------------------------------------------------------------------------------

James R. Brinton            Independent     Mr. Brinton has    Principal and Senior Insurance Broker        Four      Independent
                            Director        been a Director    for Robert J. McAllister Agency, Inc.,                 Trustee of The
123 West Lancaster                          since May 2002.    123 West Lancaster Avenue, Wayne                       Quaker
Avenue, Wayne PA                                               PA 19087, a commercial insurance                       Investment
19087                                                          brokerage firm, since 1979. BA in                      Trust, an
                                                               business from Marietta College;                        open-end
Date of Birth                                                  licensed as a property and casualty                    management
(07-03-1954)                                                   broker and life, accident and health                   investment
                                                               agent.                                                 company.
------------------------------------------------------------------------------------------------------------------------------------

Richard W. Stevens          Independent     Mr. Stevens has    Principal with Hirtle Callaghan & Co.,       Four      None.
                            Director        been a Director    an investment advisory firm, since
Five Tower Bridge,                          since May 2002.    2001. Principal with the Vanguard
Suite 500                                                      Group, High Net Worth Services
300 Barr Harbor Drive                                          Group, from 1995 to 2001. Partner
West Conshohocken, PA                                          with Price Waterhouse and had his
19428                                                          own law practice. B.A. in economics
                                                               from Lafayette College, Juris
Date of Birth                                                  Doctorate from Rutgers University
(09-18-1956)                                                   School of Law, and L.L.M. (Masters in
                                                               Taxation) from Villanova School of
                                                               Law.
------------------------------------------------------------------------------------------------------------------------------------

C. Garrett Williams         Independent     Mr. Williams has   Chief Operating Officer, DG Capital          Four      None.
                            Director        been a Director    Management, Inc., Boston, MA, an
DG Capital Management                       since May 2002.    investment advisory firm, since 2001.
260 Franklin Street, Suite                                     Senior Vice President- Client Services,
1600                                                           Fidelity Management Trust Company,
Boston, MA 02110                                               Boston, MA, from 1997 to 2001. Over
                                                               25 years investment industry
Date of Birth                                                  experience. BA degree in Economics
(03-24-1953)                                                   from Gettysburg College, Gettysburg,
                                                               PA.
------------------------------------------------------------------------------------------------------------------------------------

Edmund B. Pyle, III, Esq.   Independent     Mr. Pyle has       Partner in the law firm of Pyle and          Four      None.
                            Director        been a Director    Mocha since January 1989. Temple
340 Jug Hollow Road,                        since May 2002.    University School of Law, Juris
Phoenixville, PA 19460                                         Doctorate, 1986. Rensselar
                                                               Polytechnic Institute, completed PhD
Date of Birth                                                  coursework, 1969. University of
(03-18-1940)                                                   Arizona, MS in mechanical
                                                               engineering, 1964. Worcester
                                                               Polytechnic Institute, BS, 1962.
------------------------------------------------------------------------------------------------------------------------------------

The Penn Street Fund, Inc.
Other Matters (Unaudited)
October 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                           Position(s)   Term of Office                                                  Number of        Other
Name, Address & Date of    Held with     & Length of          Principal Occupation(s) During Past       Portfolios    Directorships
Birth                      the Fund      Time Served          5 Years                                    Overseen          Held
------------------------------------------------------------------------------------------------------------------------------------
John G. Roman              President     Mr. Roman has        Director, President and CEO of PSIA          Four           None.
                                         served as            (since March 2, 2005); prior thereto,
83 General Warren Blvd.,                 President of the     Manager, Wealth Management
Suite 200                                Fund since           Division, The Bryn Mawr Trust
Malvern, PA 19355                        September 13,        Company (2001-2004); President,
                                         2005                 Merrill Lynch Trust Division (1989-
Date of Birth                                                 2001).
(8-31-52)
------------------------------------------------------------------------------------------------------------------------------------

Paul Giorgio               Treasurer     Mr. Giorgio has      Chief Financial Officer, CMFS since          Four           None.
                           and Chief     served as            May 2001. Formerly, Chief Financial
83 General Warren Blvd.,   Accounting    Treasurer to the     Officer, Quaker Securities, Inc., from
Suite 200                  Officer       Fund since May,      2000-2001. Chief Financial Officer,
Malvern, PA 19355                        2002                 Declaration Service Company, from
                                                              1997 to 2001.
Date of Birth
(12-13-1963)
------------------------------------------------------------------------------------------------------------------------------------

George M. Chamberlain,     Secretary     Mr. Chamberlain      General Counsel to CMFS, since               Four           None.
Jr., Esq.                                has served as        December, 2004. Prior thereto, Major
                                         Secretary since      Gifts Officer, Alzheimer's Association
83 General Warren Blvd.,                 December, 2004       of Delaware Valley; and General
Suite 200                                                     Counsel, Investor Force, Inc. (2000-
Malvern, PA 19355                                             2003).
Date of Birth
(2-13-47)
------------------------------------------------------------------------------------------------------------------------------------

      (1) Mr. Lukan is considered an "interested person" of the Fund because until August 2, 2005, he was an executive officer and director of Citco Mutual Fund Services, Inc., the Fund's Administrator, Penn Street Investment Advisors, Inc., the Fund's Master Investment Advisor, and Citco Mutual Fund Distributors, Inc., the Fund's Principal Underwriter (the "Citco Mutual Group"). Mr. Lukan was also an executive officer of Quaker Securities, Inc., a broker/dealer firm that shares common ownership and directorships with the Citco Mutual Group.

The Penn Street Fund, Inc.
Other Matters (Unaudited)
October 31, 2005

BOARD CONSIDERATIONS IN SELECTING THE MASTER INVESTMENT ADVISER AND THE SUB-ADVISORS

Background: PSIA serves as the Master Investment Adviser to each Portfolio under a "manager of managers" arrangement. The Board of Directors originally approved such arrangement in 2001. Under the Master Investment Advisory Agreement, PSIA is authorized to engage persons, subject to Board and shareholder approval, to serve the Portfolios as sub-advisors. McGlinn currently serves as the sub-adviser to the McGlinn Balanced Portfolio and Cumberland currently serves as the sub-adviser to the Cumberland Taxable Income Portfolio.

During the Fund's fiscal year ended October 31, 2005, several changes occurred within the ownership structure of PSIA which caused the Board and the shareholders to review the investment advisory arrangements. Prior to March 2, 2005, PSIA was controlled by CQH. On March 2, 2005, majority ownership (57%) of PSIA was transferred to RMH LLC, which is owned by G. Michael Mara, William R. Henry and Dr. Philip P. Ripepi. CQH retains a 38% ownership and John G. Roman, President and CEO of PSIA, has a 5% ownership interest. This was referred to as the "PSIA Transaction."

In connection with the PSIA Transaction, the Board reviewed extensive information and business plans with respect to that transaction at meetings held on October 5, 2004, October 15, 2004, October 27, 2004 and October 28, 2004. In addition, the Board of Directors discussed PSIA and the PSIA Transaction at subsequent meetings held on December 7, 2004 and January 11, 2005. The new master investment advisory and sub-advisory arrangements stemming from the PSIA Transaction were approved by shareholders of each Portfolio on February 15, 2005. Each agreement went into effect on March 2, 2005, at the time of the PSIA Transaction.

Both Sub-Advisory Agreements were also reviewed and re-approved at a regular meeting held on June 14, 2005, when each Sub-Advisory Agreement was renewed until March 31, 2006. In reviewing each Sub-Advisory Agreement, the Board considered the following factors and made the following conclusions.

McGlinn Capital Management, Inc. -- In approving the Sub-Advisory Agreement between the Fund, PSIA and McGlinn for the McGlinn Balanced Portfolio, the Board considered a number of factors which it considered material to the Agreement. Among those factors was the proposed management style of McGlinn and its fit into the McGlinn Balanced Portfolio's investment objective and principal investment strategies. The Board examined the fees to be paid to McGlinn by PSIA and determined that the fees were reasonable in light of the services provided and the fees charged by other advisers to similar funds offering similar services. The Board noted that McGlinn had a long history of operations and investment management, and the firm was profitably engaged. The Board noted with approval that McGlinn was not involved in any soft dollar arrangements and had no present plans to become so involved. The Board concluded that the staff and senior management of McGlinn were experienced industry professionals that would perform their functions in a capable manner. The Board also reviewed the finances of McGlinn and determined that McGlinn was likely to have the resources to enable it to serve as sub-advisor. The Board noted that the McGlinn Balanced Portfolio was not performing as well as comparable funds or applicable benchmarks. The Board recognized that the McGlinn Balanced Portfolio was still relatively small, and that market interest rates were rising, making it difficult for a new fund to achieve superior performance. The Board took notice of the commitment by PSIA to work with McGlinn to assist them as much as possible.

Cumberland Advisors, Inc. -- In approving the Sub-Advisory Agreement between the Fund, PSIA and Cumberland for the Cumberland Taxable Income Portfolio, the Board considered a number of factors which it considered material to the Sub-Advisory Agreement. Among those factors was the proposed management style of Cumberland and its fit into the Cumberland Taxable Income Portfolio's investment objective and principal investment strategies. The Board examined the fees to be paid to Cumberland by PSIA and determined that the fees were reasonable in light of the services provided and the fees charged by other advisers to similar funds offering similar services. The Board noted that Cumberland had a long history of operations and investment management, and the firm was profitably engaged. The Board noted with approval that Cumberland was not involved in any soft dollar arrangements and had no present plans to become so

The Penn Street Fund, Inc.
Other Matters (Unaudited)
October 31, 2005

involved. The Board concluded that the staff and senior management of Cumberland were experienced industry professionals that would perform their functions in a capable manner. The Board noted that the Cumberland Taxable Income Portfolio was not performing as well as comparable funds or applicable benchmarks. The Board recognized that the Cumberland Taxable Income Portfolio was still very small, and that market interest rates were rising, making it difficult for a new fund to achieve superior performance. The Board noted with approval the commitment of PSIA to both monitor and assist Cumberland to help it improve the performance of the Cumberland Taxable Income Portfolio.

Subsequent to this re-approval of its Sub-Advisory Agreement, the Fund and PSIA learned that there had been an internal change in control involving the ownership of Cumberland. This change in control caused the Sub-Advisory Agreement between PSIA, Cumberland and the Fund to terminate automatically at the time of such change in control pursuant to the requirements of Section 15 of the 1940 Act. Cumberland has agreed continue to serve as the sub-adviser to the Cumberland Taxable Income Portfolio, for no fee, until its orderly liquidation (See Note 9, above).

The Interim Agreements -- On July 27, 2005, The CITCO Group, the ultimate parent corporation of CQH, and a controlling person of PSIA, completed an internal change of its ownership structure at its top levels (the "CITCO Group Transaction"). Under federal securities laws, these changes in the ownership structure of the CITCO Group constituted a change in control of the CITCO Group, which operated to terminate the March 2, 2005 master investment advisory agreement. Since PSIA is a party to the Sub-Advisory Agreement for the McGlinn Balanced Portfolio, the termination of the March 2, 2005 master investment advisory agreement also caused such Sub-Advisory Agreement to terminate. These terminations occurred automatically at the time of the CITCO Group Transaction pursuant to the requirements of Section 15 of the 1940 Act.

To assure that PSIA could continue to oversee the investment operations of each Portfolio, the Board of Directors of the Fund have approved an Interim Master Investment Advisory Agreement between the Fund and PSIA pursuant to the requirements of Rule 15a-4(b)(2) under the 1940 Act. In addition, the Board of Directors of the Fund also approved an Interim Sub-Advisory Agreement between PSIA, McGlinn and the Fund on behalf of the McGlinn Balanced Portfolio pursuant to the same requirements of the 1940 Act. Since the Sub-Advisory Agreement between PSIA, Cumberland and the Fund had already terminated, no interim agreement was entered into on behalf of the Cumberland Taxable Income Portfolio. The Interim Agreements each became effective on July 27, 2005, following the termination of the March 2, 2005 agreements. The Interim Agreements will continue for the shorter of: (i) the date on which each Portfolio completes its orderly liquidation; or (ii) 150 days (i.e., until Saturday, December 24, 2005).

PROXY VOTING POLICIES AND PROCEDURES AND FORM N-Q

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Portfolio's vote proxies related to securities ("portfolio proxies") held by the Portfolios. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 866-207-5175 and (ii) on the SEC's website at www.sec.gov. In addition, the Fund will be required to file Form N-PX, with its complete voting record for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Fund's Form N-PX will be available (i) without charge, upon request, by calling the Fund toll-free at 866-207-5175 and (ii) on the SEC's website at www.sec.gov.

The SEC has adopted the requirement that all mutual funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters ending after July 9, 2004. For the Fund, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund's Forms N-Q will be available on the SEC's website at http://sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The Penn Street Fund, Inc.
Other Matters (Unaudited)
October 31, 2005

Tax Information

      We are required to advise you within 60 days of the Funds' fiscal year end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fiscal year ended October 31, 2005.

      During the fiscal year ended October 31, 2005, the following Funds paid distributions derived from long-term capital gains, and hereby designate as capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3)(c) the following amounts:

                                Long-Term Capital
Fund                                  Gains             Per Shares
--------------------------------------------------------------------------------
Cumberland Taxable Income            $10,449             0.112655
--------------------------------------------------------------------------------

      Individual shareholders are eligible for reduced tax rates on qualified dividend income. During the fiscal year ended October 31, 2005, the percentage of total ordinary income dividends qualifying for the 15% dividend tax rate is 100% and 0%, respectively, for the McGlinn Balanced Portfolio and Cumberland Taxable Income Portfolio.

      Corporate shareholders may exclude from regular income a portion of qualifying dividends. During the fiscal year ended October 31, 2005, the percentage of total ordinary income dividends qualifying for the corporate dividends received deduction is 100% and 0%, respectively, for the McGlinn Balanced Portfolio and Cumberland Taxable Income Portfolio.

      Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

      Since the information above is reported for the Funds' fiscal year and not calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2006 to determine the calendar year amounts to be included on their 2005 tax returns. Shareholders should consult their own tax advisors.

--------------------------------------------------------------------------------

Item 2. Code of Ethics.

Code of Ethics -The Registrant's Code of Ethics is attached hereto as an exhibit. As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions. No waivers from a provision of the Code were granted during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Directors currently has determined that the Registrant does not have an audit committee financial expert serving on its Audit Committee. The Board of Directors based its determination on the following factors:

1. The Registrant's assets are relatively small in size (with aggregate net assets of less than $15 million), which reduces the complexity of the Registrant's financial operations and has, to date, permitted the Registrant's independent auditor to perform a complete substantive audit of the Registrant's financial statements.

2. While the Board currently has determined that none of the Audit Committee members may qualify as an audit committee financial expert, the Directors are very familiar with the Registrant, its financial condition, operations and internal controls. In addition, many of the Directors have significant experience preparing, auditing, analyzing or evaluating financial statements similar to the Registrant's financial statements. For example, one of the Directors is a Canadian Chartered Accountant and a Chartered Financial Analyst. Another Director was a partner in an accounting firm and has an LL.M. (Masters in Taxation).

Item 4. Principal Accountant Fees and Services.

The aggregate audit fees billed to the Penn Street Fund, Inc. for the last two fiscal years by the principal accountant were $20,500 for 2004 and $20,000 for 2005.

Audit-Related Fees. There were no audit related fees, other than those noted under "Audit Fees" Disclosure, billed to the Penn Street Fund for the last two fiscal years by the principal accountant.

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance were $2,500 for 2004 and $7,500 for 2005.

All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant's principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $ 0 and $ 0, respectively.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

Included in Annual Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

Based on their evaluation of registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) as of December 30, 2005 registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (i) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (ii) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There has been no change in registrant's internal control that occurred during the reporting period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)   File the exhibits below as part of this form

INSERT CERTIFICATIONS

INSERT CODE OF ETHICS

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Penn Street Fund, Inc.
            --------------------------------------------------------------------

By (Signature and Title)* /s/ John G. Roman
                         -------------------------------------------------------
                              John G. Roman, President

Date January 9, 2006
     -------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John G. Roman
                         -------------------------------------------------------
                              John G. Roman, President

Date January 9, 2006
     -------------------------

By (Signature and Title)* /s/ Paul L. Giorgio
                         -------------------------------------------------------
                              Paul L. Giorgio, Treasurer

Date January 9, 2006
     -------------------------

* Print the name and title of each signing officer under his or her signature.